As filed with the U.S. Securities and Exchange Commission on April 17, 2019

Securities Act File No. 333-166018

Investment Company Act File No. 811-22406

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 61	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑

Amendment No. 63	☑

MIRAE ASSET DISCOVERY FUNDS
(Exact Name of Registrant as Specified in Charter)
625 Madison Avenue, 3rd Floor
New York, New York 10022
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 205-8300

Peter T.C. Lee
625 Madison Avenue, 3rd Floor
New York, New York 10022
(Name and Address of Agent for Service)

Copy to:
Michael P. Malloy
Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on April 17, 2019 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered:  An indefinite number of shares of Beneficial Interest is being registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

Mirae Asset Discovery Funds

Mirae Asset Emerging Markets VIT Fund

Mirae Asset Emerging Markets Great Consumer VIT Fund

Prospectus

April 17, 2019

This Prospectus contains information about the Mirae Asset Emerging Markets VIT Fund and Mirae Asset Emerging Markets Great Consumer VIT Fund (each, a “Fund,” and collectively, the “Funds”), each a series of the Mirae Asset Discovery Funds (the “Trust”). The Funds are available and are being marketed exclusively to separate accounts of participating life insurance companies (“Participating Insurance Companies”) writing all types of variable life insurance policies and variable annuity contracts (each, a “Policy,” and collectively, the “Policies”) . This Prospectus should be read in conjunction with the applicable Policy prospectus and plan documents for tax-qualified plans. Shares of the Fund are not offered directly to the general public.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Funds’ shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary.  Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report.  Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company or your financial intermediary.

You may elect to receive all future reports in paper free of charge from your insurance company. You can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or your financial intermediary. Your election to receive reports in paper will apply to all portfolios available under your Policy.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

i

FUND SUMMARIES

MIRAE ASSET EMERGING MARKETS VIT FUND

Investment Objective

The investment objective of Mirae Asset Emerging Markets VIT Fund (“EM VIT Fund” or the “Fund”) is to achieve long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, a series of Mirae Asset Discovery Funds (the “Trust”). The Fund does not charge any sales loads or other fees when its shares are purchased or redeemed. The table below does not reflect any fees or expenses associated with any variable life insurance policies and variable annuity contracts (each, a “Policy,” and collectively, the “Policies”) through which the Fund is offered. Had those fees and expenses been included, Total Annual Fund Operating Expenses would be higher. Policy holders should consult the applicable Policy prospectus for more information about such fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class I
Management Fees	0.99%
Other Expenses*	0.61%
Total Annual Fund Operating Expenses	1.60%
Fee Waiver and Expense Reimbursement**	(0.45)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement**	1.15%

*	Other Expenses are based on estimated amounts for the current fiscal year.
**	The Fund’s investment manager, Mirae Asset Global Investments (USA) LLC (“Mirae Asset USA” or the “Investment Manager”), has contractually agreed to waive its management fee and, if necessary, to reimburse the Fund so that total operating expenses (excluding interest expense, taxes, brokerage commissions and certain other Fund expenses) of the Fund do not exceed 1.15% of the Fund’s average daily net assets through August 31, 2020. The Fund may have to repay Mirae Asset USA some of these amounts waived or reimbursed within three years if total operating expenses fall below the expense cap described above. Such repayments are subject to approval by the Board of Trustees, and amounts recaptured under the agreement, if any, are limited to the lesser of (i) the expense limitation in effect at the time of the waiver or reimbursement and (ii) the expense limitation in effect at the time of the recapture. The agreement may be terminated prior to August 31, 2020 upon 90 days’ prior written notice by a majority of the non-interested trustees of the Trust or by a majority of the outstanding voting securities of the Fund. More information about the Fund’s fee waiver and expense reimbursement agreement is available in the “Management of the Funds” section beginning on page 20 of the Fund’s Prospectus.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. The Example does not reflect any fees or expenses imposed by a Policy for which the Fund is an investment option. Had those fees and expenses been included, the expenses shown below would be higher. Although your costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class I	$117	$461

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example above, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not commenced investment operations, and therefore has had no portfolio turnover.

3	Mirae Asset Emerging Markets VIT Fund

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, measured at the time of purchase, in equity securities (i) of issuers in emerging markets or (ii) that are tied economically to emerging markets, provided that, in either case, the issuers of any such securities are deemed by the Investment Manager to be Sector Leaders. Equity securities consist of common stock and related securities, such as preferred stock and depositary receipts.

The Investment Manager defines “Sector Leaders” to be those issuers that are highly ranked, or those that the Investment Manager expects to be highly ranked in the future, in terms of market share or market capitalization within their respective country, region, industry, products produced or services offered, as applicable.

In determining whether an issuer is, or is likely to be, highly ranked, the Investment Manager considers, among other things: (i) issuers with a sustainable long-term business model or strategy that the Investment Manager considers to be a competitive advantage; (ii) issuers with businesses that the Investment Manager expects to benefit from long-term economic trends; and (iii) issuers with management practices and philosophies that the Investment Manager considers beneficial to shareholder value.

The Investment Manager considers an emerging market country to include any country that is: (i) generally recognized to be an emerging market country by the international financial community; (ii) classified by the United Nations as a developing country; or (iii) included in the MSCI Emerging Markets Index. The Investment Manager determines that an investment is tied economically to an emerging market if such investment satisfies one or more of the following conditions: (i) the issuer’s primary trading market is in an emerging market; (ii) the issuer is organized under the laws of, derives at least 50% of its revenue from, or has at least 50% of its assets in, emerging markets; (iii) the investment is included in an index representative of emerging markets; and (iv) the investment is exposed to the economic risks and returns of emerging markets.

For market capitalization determination, the Investment Manager considers, on a country-by-country basis, the rankings published by generally recognized classification systems, such as the MSCI Global Industry Classification System (“MSCI GICS”). The Investment Manager may invest in issuers across all industry sectors, as defined by MSCI GICS.

For market share determination, the Investment Manager generally uses its proprietary analysis of an issuer’s competitive positioning within its respective industry on a province, state, country or regional basis. The Investment Manager also may consider product segments or types of services provided by an issuer that are outside of the issuer’s generally recognized industry classification. The Investment Manager’s proprietary analysis may include consideration of third-party data on market share.

The Investment Manager buys and sells securities based on its investment thesis for each issuer, judgment about the prices of the securities and valuations, portfolio cash management, market structural opportunities and concerns, and other macro-economic factors. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. The Fund may invest in securities of any market capitalization. Although the Fund may invest more than 25% of its assets in issuers located in a single country or in a limited number of countries, under normal market conditions, the Fund invests in at least three different countries. Under normal market conditions, the Fund intends to invest substantially all of its net assets in non-U.S. companies.

Principal Risks of Investment in the Fund

The Fund cannot guarantee that it will achieve its investment objective. As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund. Principal risks related to an investment in the Fund are summarized below.

Asset Allocation Risk – The Fund’s ability to achieve its investment objective will depend, in part, on the Investment Manager’s ability to select the best allocation of assets across the various emerging market countries. There is a risk that the Investment Manager’s evaluations and assumptions may be incorrect in view of actual market conditions.

Depositary Receipts Risk – There may be less material information available regarding issuers of unsponsored depositary receipts and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the related foreign securities.

Foreign Securities Risk – Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Also, political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments. Foreign regulatory and fiscal policies may affect the ability to trade securities across markets. Foreign markets also may differ widely in trading and execution capabilities, liquidity and expenses, including brokerage and transaction costs. Brokerage

4	Mirae Asset Emerging Markets VIT Fund

and transaction costs are generally higher for foreign securities than for U.S. investments. Foreign investments typically are issued and traded in foreign currencies. As a result, their values may be affected significantly by changes in exchange rates between foreign currencies and the U.S. dollar.

Emerging Markets Risk – The risks of foreign investments are typically greater in emerging market countries. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss.

These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Equity Securities Risk; Stock Market Volatility – Equity securities include common and preferred stocks. Stock markets are volatile. The value of equity securities is affected by changes in a company’s financial condition and overall market and economic conditions. Preferred stock may be subject to optional or mandatory redemption provisions.

Geographic Concentration Risk – The Fund may invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries. Social, political and economic conditions and changes in regulatory, tax or economic policy in a country or region could affect significantly the Fund’s performance. For example, the Fund expects to be substantially invested in China and Hong Kong during its initial fiscal year.

High Portfolio Turnover Risk – The Fund may engage in active and frequent trading to achieve its principal investment objectives. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase an investor’s tax liability unless shares are held through a tax deferred or exempt vehicle. Frequent trading also increases transaction costs, which could detract from the Fund’s performance.

Inflation Risk – Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. The present value of the Fund’s assets and distributions can decline as inflation increases.

Large-Cap Securities Risk – Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Legal and Regulatory Risk – The regulatory environment for funds is evolving, and legal, tax and regulatory changes could occur that may adversely affect the Fund.

Risks of Investing in China – Investments in China and Hong Kong are subject to special risks. The Chinese government continues to influence heavily the course of the Chinese markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies that may be connected to governmental influence, a lack of publicly available information and/or political and social instability. China’s aging infrastructure, growing income inequality and worsening environmental conditions also are factors that may affect the Chinese economy. In addition, any attempt by China to exert control over Hong Kong’s economic, political or legal structures or its existing social policy, could negatively affect investor confidence in Hong Kong, thereby negatively affecting markets and business performance and adversely affecting the Fund’s investments.

Risks of Investing in China A Shares – The Fund has access to certain eligible China A Shares via the Shanghai-Hong Kong Stock Connect and the Shenzen-Hong Kong Stock Connect (“Stock Connect”). Stock Connect is a mutual market access program through which foreign investors such as the Fund can deal in selected securities listed on a China stock exchange through the Hong Kong Stock Exchange (“SEHK”) and the clearing house in Hong Kong. Stock Connect allows overseas investors such as the Fund to purchase and hold securities listed on the Shanghai Stock Exchange and Shenzen Stock Exchange; and allows investors from China to purchase and hold shares listed on the SEHK. While Stock Connect provides a new channel for investors from Hong Kong and overseas to access the China stock market directly, Stock Connect is novel in nature. As a result, investing in China A Shares through Stock Connect presents various risks, including, but not limited to, market, regulatory and operational risks.

Selection Risk – The securities selected by the Fund may underperform the market or other securities selected by other funds.

Small- and Mid-Cap Securities Risk – Securities of small- and mid-sized companies may be more volatile and subject to greater risk than securities of larger companies. Small- and mid-cap companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs.

5	Mirae Asset Emerging Markets VIT Fund

Performance Information

As of the date of this Prospectus, the Fund has not commenced operations. When the Fund has completed a full calendar year of operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to its broad-based securities market index. This section will also provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of the MSCI Emerging Markets Index, a broad-based securities market index.

Management

Investment Manager and Sub-Manager

Mirae Asset Global Investments (USA) LLC (previously defined as “Mirae Asset USA” or the “Investment Manager”) is the investment manager for the Fund. Mirae Asset USA has retained Mirae Asset Global Investments (Hong Kong) Ltd. (“Mirae Asset Hong Kong”) to act as sub-manager to portions of the Fund’s portfolio. The term “Investment Manager” may also refer to the Fund’s sub- manager, as applicable.

Portfolio Managers

William Malcolm Dorson, Portfolio Manager for the Investment Manager, Rahul Chadha, Co-Chief Investment Officer of Mirae Asset Hong Kong, and Vineet Thodge, Portfolio Manager of Mirae Asset Hong Kong, are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Dorson, Mr. Chadha and Mr. Thodge have managed the Fund since its inception.

Purchase and Sale of Fund Shares

Investors do not contact the Fund directly to purchase or redeem shares. Shares of the Fund are currently sold only to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies. Shares are purchased or redeemed at the Fund’s next determined net asset value after orders are received from separate accounts in proper form on any business day. The Fund does not have initial and subsequent investment minimums. Please refer to the applicable Policy prospectus for more information on purchasing and redeeming Fund shares.

Tax Information

Provided that the Fund and separate accounts investing in the Fund satisfy applicable tax requirements, the Fund will not be subject to U.S. federal tax (although the Fund may incur certain foreign taxes), and the separate accounts will not be taxed on distributions from, or gains with respect to, the Fund. Special tax rules apply to variable annuity and variable life insurance contracts. For more information on federal income tax consequences, Policy holders should consult the applicable Policy prospectus.

Payments to Broker-Dealers, Insurance Companies and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer, Participating Insurance Company or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, Participating Insurance Company or other intermediary and your salesperson to recommend the Fund over another investment or by influencing a Participating Insurance Company to include the Fund as an underlying investment option in the Policy. For more information, consult the prospectus (or other offering document) for your Policy, which may contain additional information about these payments, ask your salesperson or visit your insurance company’s or financial intermediary’s website.

6	Mirae Asset Emerging Markets VIT Fund

MIRAE ASSET EMERGING MARKETS GREAT CONSUMER VIT FUND

Investment Objective

The investment objective of Mirae Asset Emerging Markets Great Consumer VIT Fund (“EMGC VIT Fund” or the “Fund”) is to achieve long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, a series of Mirae Asset Discovery Funds (the “Trust”). The Fund does not charge any sales loads or other fees when its shares are purchased or redeemed. The table below does not reflect any fees or expenses associated with any variable life insurance policies and variable annuity contracts (each, a “Policy,” and collectively, the “Policies”) through which the Fund is offered. Had those fees and expenses been included, Total Annual Fund Operating Expenses would be higher. Policy holders should consult the applicable Policy prospectus for more information about such fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class I
Management Fees	0.99%
Other Expenses*	0.51%
Total Annual Fund Operating Expenses	1.50%
Fee Waiver and Expense Reimbursement**	(0.35)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement**	1.15%
*	Other expenses are based on estimated amounts for the current fiscal year.
**	The Fund’s investment manager, Mirae Asset Global Investments (USA) LLC (“Mirae Asset USA” or the “Investment Manager”), has contractually agreed to waive its management fee and, if necessary, to reimburse the Fund so that total operating expenses (excluding interest expense, taxes, brokerage commissions and certain other Fund expenses) of the Fund do not exceed 1.15% of the Fund’s average daily net assets through August 31, 2020. The Fund may have to repay Mirae Asset USA some of these amounts waived or reimbursed within three years if total operating expenses fall below the expense cap described above. Such repayments are subject to approval by the Board of Trustees, and amounts recaptured under the agreement, if any, are limited to the lesser of (i) the expense limitation in effect at the time of the waiver or reimbursement and (ii) the expense limitation in effect at the time of the recapture. The agreement may be terminated prior to August 31, 2020 upon 90 days’ prior written notice by a majority of the non-interested trustees of the Trust or by a majority of the outstanding voting securities of the Fund. More information about the Fund’s fee waiver and expense reimbursement agreement is available in the “Management of the Funds” section beginning on page 20 of the Fund’s Prospectus.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. The Example does not reflect any fees or expenses imposed by a Policy for which the Fund is an investment option Had those fees and expenses been included, the expenses shown below would be higher. Although your costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class I	$ 117	$ 440

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when you hold Fund shares in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example above, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not commenced investment operations, and therefore has had no portfolio turnover.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, measured at the time of purchase, in equity securities (i) of issuers in emerging markets or (ii) that are tied economically to emerging markets, provided that, in either case, the issuers of any such securities are expected to be beneficiaries of the increasing consumption and growing purchasing power of individuals in the world’s emerging markets. Equity securities consist of common stock and related securities, such as preferred stock and depositary receipts.

7	Mirae Asset EM Great Consumer VIT Fund

The Investment Manager’s Great Consumer investment strategy focuses on investments that the Investment Manager believes will benefit from the collective direct and indirect economic effect resulting from increased consumption activities and growing purchasing power of individuals within the world’s emerging economies.

The Investment Manager considers an emerging market country to include any country that is: (i) generally recognized to be an emerging market country by the international financial community; (ii) classified by the United Nations as a developing country; or (iii) included in the MSCI Emerging Markets Index. The Investment Manager determines that an investment is tied economically to an emerging market if such investment satisfies one or more of the following conditions: (i) the issuer’s primary trading market is in an emerging market; (ii) the issuer is organized under the laws of, derives at least 50% of its revenue from, or has at least 50% of its assets in emerging markets; (iii) the investment is included in an index representative of emerging markets; and (iv) the investment is exposed to the economic risks and returns of emerging markets.

The Investment Manager expects that emerging markets will experience rapid growth in domestic consumption driven by key trends such as population growth, increasing industrialization, income growth, wealth accumulation, increasing consumption among youths and the pursuit of a higher quality of life. The Fund will invest in issuers across a range of industry sectors that may benefit from increasing consumption in emerging markets. Such industries may include, but are not limited to, consumer staples, consumer discretionary, financial, information technology, healthcare and telecommunication services.

The Investment Manager buys and sells securities based on its investment thesis for each issuer, judgment about the prices of the securities and valuations, portfolio cash management, market structural opportunities and concerns, and other macro-economic factors. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. The Fund may invest in securities of any market capitalization. Although the Fund may invest more than 25% of its assets in issuers located in a single country or in a limited number of countries, under normal market conditions, the Fund invests in at least three different countries. Under normal market conditions, the Fund intends to invest substantially all of its net assets in non-U.S. companies.

Principal Risks of Investment in the Fund

The Fund cannot guarantee that it will achieve its investment objective. As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund. Principal risks related to an investment in the Fund are summarized below.

Asset Allocation Risk – The Fund’s ability to achieve its investment objective will depend, in part, on the Investment Manager’s ability to select the best allocation of assets across the various emerging market countries. There is a risk that the Investment Manager’s evaluations and assumptions may be incorrect in view of actual market conditions.

Depositary Receipts Risk – There may be less material information available regarding issuers of unsponsored depositary receipts and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the related foreign securities.

Foreign Securities Risk – Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Also, political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments. Foreign regulatory and fiscal policies may affect the ability to trade securities across markets. Foreign markets also may differ widely in trading and execution capabilities, liquidity and expenses, including brokerage and transaction costs. Brokerage and transaction costs are generally higher for foreign securities than for U.S. investments. Foreign investments typically are issued and traded in foreign currencies. As a result, their values may be affected significantly by changes in exchange rates between foreign currencies and the U.S. dollar.

Emerging Markets Risk – The risks of foreign investments are typically greater in emerging market countries. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Equity Securities Risk; Stock Market Volatility – Equity securities include common and preferred stocks. Stock markets are volatile. The value of equity securities is affected by changes in a company’s financial condition and overall market and economic conditions. Preferred stock may be subject to optional or mandatory redemption provisions.

Geographic Concentration Risk – The Fund may invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries. Social, political and economic conditions and changes in regulatory, tax or economic policy in a country or region could affect significantly the Fund’s performance. For example, the Fund expects to be substantially invested in China and Hong Kong during its initial fiscal year.

8	Mirae Asset EM Great Consumer VIT Fund

Inflation Risk – Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. The present value of the Fund’s assets and distributions can decline as inflation increases.

Large-Cap Securities Risk – Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Legal and Regulatory Risk – The regulatory environment for funds is evolving, and legal, tax and regulatory changes could occur that may adversely affect the Fund.

Risks of Investing in China – Investments in China and Hong Kong are subject to special risks. The Chinese government continues to influence heavily the course of the Chinese markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies that may be connected to governmental influence, a lack of publicly available information and/or political and social instability. China’s aging infrastructure, growing income inequality and worsening environmental conditions also are factors that may affect the Chinese economy. In addition, any attempt by China to exert control over Hong Kong’s economic, political or legal structures or its existing social policy, could negatively affect investor confidence in Hong Kong, thereby negatively affecting markets and business performance and adversely affecting the Fund’s investments.

Risks of Investing in China A Shares – The Fund has access to certain eligible China A Shares via the Shanghai-Hong Kong Stock Connect and the Shenzen-Hong Kong Stock Connect (“Stock Connect”). Stock Connect is a mutual market access program through which foreign investors such as the Fund can deal in selected securities listed on a China stock exchange through the Hong Kong Stock Exchange (“SEHK”) and the clearing house in Hong Kong. Stock Connect allows overseas investors such as the Fund to purchase and hold securities listed on the Shanghai Stock Exchange and Shenzen Stock Exchange; and allows investors from China to purchase and hold shares listed on the SEHK. While Stock Connect provides a new channel for investors from Hong Kong and overseas to access the China stock market directly, Stock Connect is novel in nature. As a result, investing in China A Shares through Stock Connect presents various risks, including, but not limited to, market, regulatory and operational risks.

Selection Risk – The securities selected by the Fund may underperform the market or other securities selected by other funds.

Small- and Mid-Cap Securities Risk – Securities of small- and mid-sized companies may be more volatile and subject to greater risk than securities of larger companies. Small- and mid-cap companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs.

Performance Information

As of the date of this Prospectus, the Fund has not commenced operations. When the Fund has completed a full calendar year of operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to its broad-based securities market index. This section will also provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of the MSCI Emerging Markets Index, a broad-based securities market index.

Management

Investment Manager and Sub-Manager

Mirae Asset Global Investments (USA) LLC (previously defined as “Mirae Asset USA” or the “Investment Manager”) is the investment manager for the Fund. Mirae Asset USA has retained Mirae Asset Global Investments (Hong Kong) Ltd. (“Mirae Asset Hong Kong”) to act as sub-manager to portions of the Fund’s portfolio. The term “Investment Manager” may also refer to the Fund’s sub-manager, as applicable.

Portfolio Managers

William Malcolm Dorson, Portfolio Manager for the Investment Manager, Joohee An, Senior Portfolio Manager of Mirae Asset Hong Kong, and Sol Ahn, Portfolio Manager of Mirae Asset Hong Kong, are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Dorson, Ms. An and Ms. Ahn have managed the Fund since its inception.

Purchase and Sale of Fund Shares

Investors do not contact the Fund directly to purchase or redeem shares. Shares of the Fund are currently sold only to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies. Shares are purchased or redeemed at the

9	Mirae Asset EM Great Consumer VIT Fund

Fund’s next determined net asset value after orders are received from separate accounts in proper form on any business day. The Fund does not have initial and subsequent investment minimums. Please refer to the applicable Policy prospectus for more information on purchasing and redeeming Fund shares.

Tax Information

Provided that the Fund and separate accounts investing in the Fund satisfy applicable tax requirements, the Fund will not be subject to U.S. federal tax (although the Fund may incur certain foreign taxes), and the separate accounts will not be taxed on distributions from, or gains with respect to, the Fund. Special tax rules apply to variable annuity and variable life insurance contracts. For more information on federal income tax consequences, Policy holders should consult the applicable Policy prospectus.

Payments to Broker-Dealers, Insurance Companies and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer, Participating Insurance Company or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, Participating Insurance Company or other intermediary and your salesperson to recommend the Fund over another investment or by influencing a Participating Insurance Company to include the Fund as an underlying investment option in the Policy. For more information, consult the prospectus (or other offering document) for your Policy, which may contain additional information about these payments, ask your salesperson or visit your insurance company’s or financial intermediary’s website.

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ADDITIONAL INFORMATION ABOUT THE FUNDS

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

MIRAE ASSET EMERGING MARKETS VIT FUND

Investment Objective

The Fund’s investment objective is to achieve long-term capital growth. The Fund considers its investment objective to be a fundamental policy that cannot be changed without shareholder approval.

Investment Manager and Sub-Manager

Mirae Asset USA is the investment manager for the Fund. Mirae Asset USA has retained Mirae Asset Hong Kong to act as sub-manager to portions of the Fund’s portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, measured at the time of purchase, in equity securities (i) of issuers in emerging markets or (ii) that are tied economically to emerging markets, provided that, in either case, the issuers of any such securities are deemed by the Investment Manager to be Sector Leaders. This is a non-fundamental policy of the Fund; such policy may be changed with Board approval (shareholder approval is not required), with 60 days’ prior notice to shareholders.

The Investment Manager defines “Sector Leaders” to be those issuers that are highly ranked, or those that the Investment Manager expects to be highly ranked in the future, in terms of market share or market capitalization within their respective country, region, industry, products produced or services offered, as applicable.

In determining whether an issuer is, or is likely to be, highly ranked, the Investment Manager considers, among other things: (i) issuers with a sustainable long-term business model or strategy that the Investment Manager considers to be a competitive advantage; (ii) issuers with businesses that the Investment Manager expects to benefit from long-term economic trends; and (iii) issuers with management practices and philosophies that the Investment Manager considers beneficial to shareholder value.

The Investment Manager considers an emerging market country to include any country that is: (i) generally recognized to be an emerging market country by the international financial community; (ii) classified by the United Nations as a developing country; or (iii) included in the MSCI Emerging Markets Index. The Investment Manager determines that an investment is tied economically to an emerging market if such investment satisfies one or more of the following conditions: (i) the issuer’s primary trading market is in an emerging market; (ii) the issuer is organized under the laws of, derives at least 50% of its revenue from, or has at least 50% of its assets in emerging markets; (iii) the investment is included in an index representative of emerging markets; and (iv) the investment is exposed to the economic risks and returns of emerging markets.

For market capitalization determination, the Investment Manager considers, on a country-by-country basis, the rankings published by generally recognized classification systems, such as the MSCI GICS. The Investment Manager may invest in issuers across all industry sectors, as defined by MSCI GICS.

For market share determination, the Investment Manager generally uses its proprietary analysis of an issuer’s competitive positioning within its respective industry on a province, state, country or regional basis. The Investment Manager also may consider product segments or types of services provided by an issuer that are outside of the issuer’s generally recognized industry classification. The Investment Manager’s proprietary analysis may include consideration of third-party data on market share.

The Fund may invest a significant portion of its assets in securities that are traded in currencies other than U.S. dollars; therefore, the Fund may buy and sell foreign (non-U.S.) currencies to facilitate transactions in portfolio securities. The Fund usually does not hedge against possible variations in exchange rates.

The Fund may sell a security for a variety of reasons. At any given time, the Fund may sell a security that the Investment Manager thinks is approaching full valuation. Additionally, the Fund may sell a security if changing circumstances affect the original reasons for its purchase, a company exhibits deteriorating fundamentals, or more attractive opportunities are identified. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. The Fund may invest in securities of any market capitalization. Equity securities consist of common stock and related securities, such as preferred stock and depositary receipts. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depositary Receipts (“ADRs”), which are traded in U.S. markets and are U.S. dollar- denominated, Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), which are traded in foreign markets and may not be denominated in the same currency as the security they represent.

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The Investment Manager generally seeks to manage risk through diversification of issuers across regions, countries and industry sectors. Although the Fund may invest more than 25% of its assets in issuers located in a single country or in a limited number of countries, under normal market conditions, the Fund invests in at least three different countries. Under normal market conditions, the Fund intends to invest substantially all of its net assets in non-U.S. companies.

MIRAE ASSET EMERGING MARKETS GREAT CONSUMER VIT FUND

Investment Objective

The Fund’s investment objective is to achieve long-term capital growth. The Fund considers its investment objective to be a fundamental policy that cannot be changed without shareholder approval.

Investment Manager and Sub-Manager

Mirae Asset USA is the investment manager for the Fund. Mirae Asset USA has retained Mirae Asset Hong Kong to act as sub- manager to portions of the Fund’s portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, measured at the time of purchase, in equity securities (i) of issuers in emerging markets or (ii) that are tied economically to emerging markets, provided that, in either case, the issuers of any such securities are expected to be beneficiaries of the increasing consumption and growing purchasing power of individuals in the world’s emerging markets. This is a non-fundamental policy of the Fund; such policy may be changed with Board approval (shareholder approval is not required), with 60 days’ prior notice to shareholders.

The Investment Manager’s Great Consumer investment strategy focuses on investments that the Investment Manager believes will benefit from the collective direct and indirect economic effect resulting from increased consumption activities and growing purchasing power of individuals within the world’s emerging economies.

The Investment Manager considers an emerging market country to include any country that is: (i) generally recognized to be an emerging market country by the international financial community; (ii) classified by the United Nations as a developing country; or (iii) included in the MSCI Emerging Markets Index. The Investment Manager determines that an investment is tied economically to an emerging market if such investment satisfies one or more of the following conditions: (i) the issuer’s primary trading market is in an emerging market; (ii) the issuer is organized under the laws of, derives at least 50% of its revenue from, or has at least 50% of its assets in emerging markets; (iii) the investment is included in an index representative of emerging markets; and (iv) the investment is exposed to the economic risks and returns of emerging markets.

The Investment Manager expects that emerging markets will experience rapid growth in domestic consumption driven by key trends such as population growth, increasing industrialization, income growth, wealth accumulation, increasing consumption among youths and the pursuit of a higher quality of life. The Fund will invest in issuers across a range of industry sectors that may benefit from increasing consumption in emerging markets. Such industries may include, but are not limited to, consumer staples, consumer discretionary, financial, information technology, healthcare and telecommunication services.

The Fund may invest a significant portion of its assets in securities that are traded in currencies other than U.S. dollars; therefore, the Fund may buy and sell foreign (non-U.S.) currencies to facilitate transactions in portfolio securities. The Fund usually does not hedge against possible variations in exchange rates.

The Fund may sell a security for a variety of reasons. At any given time, the Fund may sell a security that the Investment Manager thinks is approaching full valuation. Additionally, the Fund may sell a security if changing circumstances affect the original reasons for its purchase, a company exhibits deteriorating fundamentals, or more attractive opportunities are identified. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. The Fund may invest in securities of any market capitalization. Equity securities consist of common stock and related securities, such as preferred stock and depositary receipts. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include ADRs, which are traded in U.S. markets and are U.S. dollar-denominated, and GDRs and EDRs, which are traded in foreign markets and may not be denominated in the same currency as the security they represent. Although the Fund may invest more than 25% of its assets in issuers located in a single country or in a limited number of countries, under normal market conditions, the Fund invests in at least three different countries. Under normal market conditions, the Fund intends to invest substantially all of its net assets in non-U.S. companies.

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OTHER INVESTMENT STRATEGIES

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid investments. Illiquid investments are any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment (including repurchase agreements in excess of seven days).

Initial Public Offerings. Each Fund may, from time to time, invest in shares of companies through initial public offerings.

Rights. Each Fund may purchase securities pursuant to the exercise of subscription rights. Subscription rights allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares.

Temporary Defensive Investments. As a temporary defensive measure, each Fund may invest up to 100% of its assets in other types of securities such as nonconvertible debt securities, government and money market securities of U.S. and non-U.S. issuers, or may hold cash. A Fund may make these investments or increase its investment in these securities when the Investment Manager is unable to find enough attractive long-term investments, to reduce exposure to such Fund’s primary investments when the Investment Manager believes it is advisable to do so, or to meet anticipated levels of redemptions. Each Fund normally will invest a portion of its portfolio in U.S. dollars or short-term interest bearing U.S. dollar denominated securities to provide for possible redemptions. Investments in short-term debt securities can be sold easily and have limited risk of loss but earn only limited returns. Temporary defensive investments may limit a Fund’s ability to meet its investment objective.

Warrants. A warrant gives a Fund the right to buy stock and specifies the amount of underlying stock, the purchase or exercise price, and the date the warrant expires. A Fund has no obligation to exercise the warrant. A warrant has value only if the Fund is able to exercise it or sell it before it expires.

PRINCIPAL INVESTMENT RISKS

The Funds cannot guarantee that they will achieve their respective investment objectives. Many factors affect the Funds’ performance. Each Fund’s share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A Fund’s reaction to these developments will be affected by the types of securities in which the Fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund’s level of investment in the securities of that issuer. When you sell your shares, they may be worth more or less than what you paid for them, which means that you could lose money.

The following are certain risks associated with investing in the Funds. Each Fund’s summary highlights certain risks associated with investing in that Fund. The principal risks of investing in a Fund may change over time as the Investment Manager adapts to changing market conditions in pursuit of that Fund’s long-term investment objective.

Asset Allocation Risk. Each Fund’s ability to achieve its investment objective will depend, in part, on the Investment Manager’s ability to select the best allocation of assets across the various countries and regions. There is a risk that the Investment Manager’s evaluations and assumptions may be incorrect in view of actual market conditions.

Depositary Receipts Risk. There may be less material information available regarding issuers of unsponsored depositary receipts and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the related foreign securities.

Foreign Securities Risk. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; imposition of additional taxes; trading, settlement, custodial and other operational risks; and risks arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market. Foreign investments involve special risks, including:

Currency Risk: Foreign investments typically are issued and traded in foreign currencies. When a Fund invests in foreign currencies or securities that trade in foreign currencies, the Fund may be adversely affected by the changes in exchange rates of foreign currencies. When the foreign currencies depreciate relative to the U.S. dollar, a Fund’s investments in foreign currencies or securities that trade in foreign currencies may lose value.

Foreign currencies may fluctuate due to various factors, including, but not limited to, changes in interest rates, foreign government interventions, adverse political or economic conditions of certain countries, changes in investors’ appetite for risk, and changes in policies of central banks or supranational entities such as the International Monetary Fund.

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Political and Economic Developments: The political, economic and social structures of certain countries may not be as stable as those of the United States. Therefore, foreign investments remain subject to political, economic and social developments in such countries. In addition, foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

Limited Availability of Information and Legal Recourse: There may be less information publicly available about a foreign company than about most U.S. companies, since foreign companies are generally not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Legal remedies for investors in foreign companies may be more limited than the remedies available to investors in U.S. companies.

Limited Markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means the Investment Manager may at times be unable to sell these foreign investments at desirable prices. For the same reason, it may at times be difficult to value a Fund’s foreign investments.

Foreign Banks and Securities Depositories Risk: Some foreign banks and securities depositories in which the Funds hold their foreign securities may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, brokerage commissions, and other costs of buying, selling or holding securities in foreign markets are often higher than in the United States. This can reduce amounts the Funds can earn on their investments. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the United States and emerging markets countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. These problems may make it difficult for the Funds to carry out transactions.

Emerging Markets Risks. The risks of foreign investments are typically greater in less developed countries. Risks of investment in developing or emerging economies and markets include (i) less social, political, and economic stability; (ii) the smaller size of the securities markets and the lower volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Funds’ investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the Funds’ loss of their entire investment in that market; (iv) less developed legal and regulatory structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) inaccurate, incomplete or misleading financial information on companies in which the Funds invest; (vi) securities of companies may trade at prices not consistent with traditional valuation measures; (vii) limitations on foreign ownership, which may impact the price of a security purchased or held by the Funds; and (viii) higher levels of inflation, deflation or currency devaluation relative to more developed markets.

Equity Securities Risk. Equity securities include common and preferred stocks, each of which represents an ownership interest in a company. The value of a company’s equity securities may fluctuate as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The price of equity securities also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries. In addition, they may be affected due to changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. Preferred stock may be subject to optional or mandatory redemption provisions.

Geographic Concentration Risk. Certain of the Funds will invest primarily in securities of issuers located in a single country or a limited number of countries; however, each of the Funds may invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries. Social, political and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, or regulatory developments.

High Portfolio Turnover Risk. Principal Risk for EM VIT Fund ; Other Investment Risk for EMGC VIT Fund. Each Fund may engage in active and frequent trading to achieve its principal investment objectives. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase an investor’s tax liability unless shares are held through a tax deferred or exempt vehicle. Frequent trading also increases transaction costs, which could detract from a Fund’s performance.

Inflation Risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. The present value of a Fund’s assets and distributions can decline as inflation increases.

Large-Cap Securities Risk. Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

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Legal and Regulatory Risk. Legal, tax and regulatory changes could occur during the term of a Fund that may adversely affect the Fund. The regulatory environment for funds is evolving, and changes in the regulation of funds may adversely affect the value of investments held by a Fund and the ability of a Fund to obtain the leverage it might otherwise obtain or to pursue its trading strategy. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The SEC, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by governmental and judicial action. In December of 2015, the SEC proposed a new rule to regulate registered investment companies’ use of derivatives. If adopted, the effect of such rule on the Funds could be substantial and adverse.

In recent years, the global financial markets have undergone pervasive and fundamental disruptions, which have led to extensive and unprecedented governmental intervention. Such intervention has in certain cases been implemented on an “emergency” basis, suddenly and substantially eliminating market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions. In addition – as one would expect given the complexities of the financial markets and the limited time frame within which governments have felt compelled to take action – these interventions have typically been unclear in scope and application, resulting in confusion and uncertainty which in itself has been materially detrimental to the efficient functioning of the markets as well as previously successful investment strategies. It is impossible to predict what additional interim or permanent governmental restrictions may be imposed on the markets and/or the effect of such restrictions on the Funds’ strategies.

Certain Asian countries rely heavily on international trade and may be vulnerable to trade barriers and other protectionist measures, as well as fluctuations in the prices of key exports, such as primary commodities, that could have an adverse effect on the value of a Fund’s portfolio.

Some Asian economies may experience overextension of credit, currency devaluations and restrictions, rising unemployment, high inflation, underdeveloped financial services sectors, lack of publicly available information regarding issuers in the region, economic recessions, governmental intervention, political instability and less efficient markets. The economies of many Asian countries are dependent on the economies of the United States, Europe and other Asian countries, and events in any of these economies could negatively impact the economies of Asian countries. In addition, many of the economies of Asian countries are intertwined, which may cause them to experience recessions at the same time. Currency fluctuations, devaluations, trading restrictions and political and social instability in any one Asian country can have a significant effect on the entire Asian region.

The development of Asian economies, and particularly those of China, Japan and South Korea, may also be affected by political, military, economic and other factors related to North Korea, including the ongoing military threat from North Korean forces. Though efforts to ease tensions and to increase economic, cultural and humanitarian contacts between North Korea and South Korea have been made from time to time, the situation remains a source of tension and is currently volatile. There can be no assurance that such efforts will continue to occur or will ease discord between North Korea and South Korea or regional tensions. Lack of available information regarding North Korea is also a significant risk factor. Other significant ongoing political and military factors in Asia that may affect Asian economies and markets include the Chinese military threat to Taiwan and the South China Seas, as well as nuclear arms threats between India and Pakistan.

Asian issuers are also subject to different laws and regulations than United States issuers, which may result in imperfect information and a lack of clarity. Standardized audit, accounting and financial standards, tax regulations and regulations and legislation pertaining to shareholders’ rights are less developed in Asian jurisdictions. As a corollary, legal and regulatory reforms in certain Asian countries may be untested in the courts and their implications for issuers and shareholders alike may remain unclear for some time.

Risk of Natural Disasters and Epidemics: Certain regions of Asia are susceptible to natural disasters that may have a severe impact on the value of a Fund’s investments. Certain regions of Asia are particularly susceptible to earthquakes, for example, as has been the experience in Sichuan Province in China (most recently in 2008), as well as in Indonesia and other Asian nations.

Restrictions on Investment and Repatriation: Some countries impose restrictions and controls regarding investment by foreigners. Among other things, they may require prior governmental approvals, impose limits on the amount or types of securities that may be held by foreigners or impose limits on the types of companies in which foreigners may invest. These restrictions may at times limit or preclude a Fund’s investment in certain countries and may increase a Fund’s costs and expenses. Indirect foreign investment may, in some cases, be permitted through investment funds that have been specifically authorized for that purpose. Because of the limited number of authorizations granted in such countries, however, units or shares in most of the investment funds authorized in those countries may at times trade at a substantial premium over the value of their underlying assets. There can be no certainty that these premiums will be maintained, and if the restrictions on direct foreign investment in the relevant country were significantly liberalized, premiums might be reduced, eliminated altogether, or turned into a discount. In addition, certain countries impose restrictions and controls on repatriation of investment income and capital. In addition, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in entities either in, or which have a substantial portion of their operations in, Asia may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to

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the Fund. Controls will exist, in varying degrees, over the repatriation of capital and profits that result from foreign investment. There can be no assurance that a Fund will be permitted to repatriate capital or profits, if any, over the life of its activities.

Risks of Investing in China. Principal Risk for EM VIT Fund; Other Investment Risk for EMGC VIT Fund. China is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Investors should bear in mind that significant market price swings may be expected in China, and such swings can disrupt the investment strategy of a Fund from time to time. In many instances, market prices may defy expectation for prolonged periods of time and are influenced by movements of large funds as a result of short-term factors, counter-speculative measures or other reasons. Market volatility of a significant magnitude can sometimes weaken what is deemed to be a sound fundamental basis for investing in a particular market such as China. Investment expectations may therefore fail to be realized in such instances.

The Chinese government has been reforming economic and market practices and providing a larger sphere for private ownership of property for over 30 years. While these reforms are intended to encourage economic growth and more market-oriented policies, the Chinese government may alter or discontinue such reforms at any time. Furthermore, the Chinese government continues to influence heavily the course of the Chinese markets, including through nationalization of companies or expropriation of assets and changes in the law. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies that may be connected to governmental influence, a lack of publicly available information and/or political and social instability. China’s aging infrastructure, growing income inequality and worsening environmental conditions also are factors that may affect the Chinese economy. China’s dependence on exports makes the Chinese markets vulnerable to currency fluctuations, economic downturns in other countries and adverse developments in trade policies by China and/or its trading partners. In particular, China’s growing trade surplus with the U.S. has increased the risk of trade disputes, which could potentially have adverse effects on the country’s management of its currency, as well as on some export dependent sectors. The legal and regulatory regime in China, especially as this relates to the securities market, is constantly evolving, and any such change may adversely affect the performance of the Funds.

Additionally, internal social unrest or conflicts with other countries, including military conflicts in response to such events, could disrupt economic development in China. A state of hostility continues to exist between China and Taiwan, and territorial border disputes persist with certain neighboring countries. Chinese economic development is also vulnerable to developments on the Korean peninsula, including political tension or military actions, China’s relationship with Japan and the economic growth and stability of Hong Kong. There is also a greater risk involved in currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries.

Hong Kong: Since Hong Kong reverted to Chinese sovereignty in 1997, it has been governed by a quasi-constitution known as the “Basic Law.” The Basic Law guarantees a high degree of autonomy in certain matters until 2047, while defense and foreign affairs are the responsibility of the central government in Beijing. Any attempt by China to exert control over Hong Kong’s economic, political or legal structures or its existing social policy could negatively affect investor confidence in Hong Kong, thereby negatively affecting markets and business performance and adversely affecting the Fund’s investments. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or is “pegged” to) the U.S. dollar, currently HK$7.75 – $7.85 to US$1.00, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain as to how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy.

Further, Hong Kong’s primary economic sectors, such as real estate, tourism, retail and finance, are volatile. It is not certain whether recent growth levels will be sustained. The economy of Hong Kong may be significantly affected by developments in China and elsewhere in Asia, the United States and Europe, including decreasing imports or changes in the trade policies of Hong Kong’s trading partners. This may have an adverse impact on the economy of Hong Kong, and therefore, the prospects of potential positive returns on a Fund’s investments.

Risks of Investing in China A Shares Each Fund has access to certain eligible China A Shares via Stock Connect. Stock Connect is a mutual market access program through which foreign investors such as the Fund can deal in selected securities listed on a China stock exchange through the SEHK and the clearing house in Hong Kong. Stock Connect allows overseas investors such as the Fund to purchase and hold securities listed on the Shanghai Stock Exchange and Shenzen Stock Exchange; and allows investors from China to purchase and hold shares listed on the SEHK. While Stock Connect provides a new channel for investors from Hong Kong and overseas to access the China stock market directly, Stock Connect is novel in nature. As a result, investing in China A Shares through Stock Connect presents various risks, including, but not limited to:

Local Market Rules, Foreign Shareholding Restrictions and Disclosure Obligations: Under Stock Connect, China listed companies and trading of China A Shares are subject to market rules and disclosure requirements in the China stock market. Any changes in laws, regulations and policies of the China A Shares market or rules in relation to Stock Connect may affect share prices. There are also foreign shareholding trading quotas and other investment restrictions, trading suspensions and stock recalls, additional trading costs and disclosure obligations that are applicable to China A Shares acquired via Stock Connect.  China A Shares are also subject to additional clearing and settlement default risk and custody risks.  In addition, the Fund cannot assure that the Fund’s ownership of China A Shares acquired via Stock Connect or title thereto is assured in all circumstances because the shares are by the Hong Kong Securities Clearing Company Limited as the nominee holder of the shares.

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Operational Risk: Stock Connect is premised on the functioning of the operational systems of the relevant market participants. Market participants are able to participate in this program subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. Further, the “connectivity” in the Stock Connect program requires routing orders across the border and the development of new information technology systems on the part of the SEHK and exchange participants. There is no assurance that the systems of the SEHK and market participants will function properly or will continue to be adapted to changes and developments in both markets, which could disrupt trading in both markets through Stock Connect and the Funds’ ability to access the China A Share market and hence to pursue their investment strategy.  In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days.  Therefore an investment in China A Shares through Stock Connect may subject the Fund to the risk of price fluctuations on days when the Chinese markets are open but Stock Connect is not trading. In addition, investments through Stock Connect are not covered by Hong Kong or China’s investor compensation funds, and therefore the Fund would not be entitled to compensation from those funds for losses incurred as result of the default by a licenses intermediary.

Regulatory Risk: Stock Connect is subject to regulations promulgated by regulatory authorities and to implementation rules made by the stock exchanges in mainland China and Hong Kong. Further, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border legal enforcement in connection with cross-border trades under Stock Connect. The regulations are untested so far and there is no certainty as to how they will be applied. Moreover, the current regulations are subject to change. There can be no assurance that Stock Connect will not be abolished. The Funds which may invest in mainland China markets through Stock Connect may be adversely affected as a result of such changes.

Selection Risk. Selection risk is the risk that the securities selected by the Fund will underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies. If a Fund’s expectations regarding particular stocks are not met, the Fund may not achieve its investment objective.

Small- and Mid-Cap Securities Risk. Securities of small- and mid-sized companies may be more volatile and subject to greater risk than securities of larger companies. Small- and mid-cap companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs.

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices, especially in foreign markets, can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, “large cap” stocks can react differently from “small cap” stocks, and “growth” stocks can react differently from “value” stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

OTHER INVESTMENT RISKS

Defensive Investment Strategies Risk. Each Fund may depart from its principal investment strategies by temporarily investing for defensive purposes in short-term obligations (such as cash or cash equivalents) when adverse market, economic or political conditions exist. To the extent that a Fund invests defensively, it may not be able to pursue its investment objective. A Fund’s defensive investment position may not be effective in protecting its value.

Initial Public Offering Risk. Securities issued in initial public offerings have no trading history, and information about the issuers may be available for very limited periods. Under certain market conditions, a relatively small number of companies may issue securities in initial public offerings (“IPOs”). The prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO. There is no guarantee that a Fund will be able to invest in securities issued in IPOs or that it may be able to invest to the extent desired because only a small portion of the securities being offered in an IPO may be made available to the Fund. In addition, a Fund may only hold such securities for a short period of time. When a Fund’s size is smaller, any gains or losses from IPO securities may have an exaggerated impact on the Fund’s performance than when the Fund is larger. Although IPO investments may have a positive impact on the performance of a Fund, investors should not rely on past gains from IPOs as an indication of future performance. There can be no assurance that a Fund will have favorable IPO investment opportunities in the future or that a Fund’s investments in IPOs will have a positive impact on a Fund’s performance.

Issuer-Specific Risks. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the value of a security or an instrument. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

Risks of Investing in Asia. In addition to the country-specific risks discussed below, there are specific risks associated with investing in Asia, including the risk of severe political or military disruption. Asia comprises countries in all stages of economic development. The majority of the economies in the region can be characterized as either developing or newly industrialized. The

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smaller size of certain developing economies in Asia may result in a high concentration of holdings and high trading volume in a small number of issuers in such economies. Brokers in such markets generally are fewer in number and less well- capitalized than brokers in the United States, increasing the risk of default and delay in settlement. The limited size of the markets for some Asian securities can also make them more susceptible to investor perceptions, which can impact their value and liquidity.

Liquidity Risk. Liquidity of individual securities varies considerably. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Also, the Funds may not be able to dispose of illiquid securities at a more favorable price or beneficial time.

Rights Risk. The failure to exercise such rights would result in the dilution of a Fund’s interest in the issuing company. The market for such rights is not well developed, and, accordingly, the Fund may not always realize full value on the sale of rights.

Warrants Risk. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Cybersecurity and Disaster Recovery Risks. Information and technology systems relied upon by the Funds, the Investment Manager, the sub-manager, the Funds’ service providers (including, but not limited to, Fund accountants, custodian, transfer agent, administrator, distributor and other financial intermediaries) and/or the issuers of securities in which a Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Investment Manager has implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Funds, the Investment Manager, the sub-manager, the Funds’ service providers and/or issuers of securities in which a Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors), impact a Fund’s ability to calculate its net asset value or impede trading. Such a failure could also harm the reputation of the Funds, the Investment Manager and sub-manager, the Funds’ service providers and/or issuers of securities in which a Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.

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CHANGES IN POLICIES AND ADDITIONAL INFORMATION

Changes in Policies. The Board of Trustees of the Trust (the “Board”) may change a Fund’s investment strategies and other policies without shareholder approval, except as otherwise indicated. Each Fund considers its investment objective to be a fundamental policy that cannot be changed without shareholder approval.

Additional Information on Investment Strategies and Risks. The Funds may invest in various types of securities and engage in various investment techniques and practices that are not the principal focus of the Funds and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which each Fund may engage are discussed, together with their risks, in the Funds’ SAI, which you may obtain by contacting the transfer agent, FIS Investor Services, LLC. See the back cover for the address and phone number.

Description of Fund Benchmarks. The following is a description of each Fund’s benchmark index. One cannot invest directly in an index.

EM VIT Fund’s benchmark index is MSCI Emerging Markets Index, an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

EMGC VIT Fund’s benchmark index is MSCI Emerging Markets Index, an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Disclosure of Portfolio Holdings. The Funds disclose their month-end portfolio holdings on the Trust’s public website (http://investments.miraeasset.us) 30 days or more after the month-end. The Funds also disclose their top ten holdings approximately 15 days or more after calendar quarter-end. The Funds may also disclose the top three and bottom three performing holdings in quarterly commentaries that are released within 30 days after calendar quarter-end. A description of each Fund’s policies and procedures for disclosing its holdings is available in the Trust’s SAI.

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MANAGEMENT OF THE FUNDS

Mirae Asset Global Investments (USA) LLC

Mirae Asset USA, 625 Madison Avenue, 3rd Floor, New York, New York 10022, is the investment manager for each of the Funds. Mirae Asset USA, an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), was organized in 2008 to provide investment advisory services for investment companies and other clients. Mirae Asset USA is indirectly majority-owned by Mirae Asset Global Investment Co., Ltd (“Mirae Asset Korea”) and indirectly minority-owned by Mirae Asset Hong Kong. As of December 31, 2018, Mirae Asset USA had approximately $4.1 billion in assets under management.

Under the investment management agreement between the Trust, on behalf of the Funds, and Mirae Asset USA (the “Investment Management Agreement”), Mirae Asset USA agrees to provide, or arrange for the provision of, investment advisory and certain management services to the Funds, subject to the oversight and supervision of the Board of Trustees of the Trust. Mirae Asset USA is also obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder.

Mirae Asset Global Investments (Hong Kong) Ltd.

In accordance with the terms of the Investment Management Agreement, Mirae Asset USA has retained Mirae Asset Hong Kong to act as a sub-manager for EM VIT Fund and EMGC VIT Fund. Mirae Asset Hong Kong, Level 15, Three Pacific Place, 1 Queen’s Road East, Hong Kong, an investment adviser registered under the Advisers Act, was established in December 2003 and engages in portfolio management activities primarily for individuals, institutional investors and investment trusts. Mirae Asset Hong Kong is wholly owned by Mirae Asset Korea. As of December 31, 2018, Mirae Asset Hong Kong had approximately $5.1 billion in assets under management.

All Funds

For its services as investment manager, Mirae Asset USA is entitled to receive a monthly fee equal on an annual basis to a percentage of the average daily net assets of each Fund as set forth below:

Fund	Rate of Management Fee
EM VIT Fund	0.99%

EMGC VIT Fund	0.99%

Mirae Asset USA has contractually agreed to waive its management fee through August 31, 2020 and, if necessary, to reimburse each Fund so that total operating expenses (excluding interest expense, taxes, brokerage commissions, expenses incurred as a result of the Fund’s investments and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) of such Fund do not exceed the following percentage of its average daily net assets:

Percentage of Average Daily Net Assets
Class I
EM VIT Fund	1.15%

EMGC VIT Fund	1.15%

If, within three years following any amounts waived or reimbursed with respect to any share class, the operating expenses of such share class paid by a Fund are less than the expense limit for such share class, the applicable share class of such Fund may have to repay Mirae Asset USA all or a portion of the fees waived or reimbursed during the three-year period.

Such repayments are subject to approval by the Board of Trustees, and amounts recaptured under the agreement, if any, are limited to the lesser of (i) the expense limitation in effect at the time of the waiver or reimbursement and (ii) the expense limitation in effect at the time of the recapture with respect to that share class under the agreement. To receive any such repayment, Mirae Asset USA or an affiliate must be the investment manager or administrator to the Fund at the time of payment, and the Board of Trustees must approve the payment of such reimbursement. The expense limitation agreement may be terminated prior to August 31, 2020 upon 90 days’ prior written notice by a majority of the non-interested trustees of the Trust or by a majority of the outstanding voting securities of the applicable Fund.

Pursuant to the sub-management agreement, with respect to each Fund, Mirae Asset USA will compensate Mirae Asset Hong Kong out of the management fee it receives from the applicable Fund for providing sub-advisory services.

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A discussion of the basis for the Board of Trustees’ approval of the Investment Management Agreement with Mirae Asset USA with respect to each Fund and the sub-management agreement between Mirae Asset USA and Mirae Asset Hong Kong with respect to each applicable Fund will be included in the Trust’s semi-annual shareholder report for the period ending April 30, 2019.

Portfolio Managers

The following provides additional information about the individual portfolio manager(s) who have or share primary responsibility for managing each Fund’s investments. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds they manage.

EM VIT Fund

Information about William Malcolm Dorson, Rahul Chadha and Vineet Thodge the portfolio managers jointly and primarily responsible for the day-to-day management of EM VIT Fund, is set forth below.

Portfolio Managers	Since	Recent Professional Experience
William Malcolm Dorson	2019	William Malcolm Dorson is a Portfolio Manager focusing on the emerging markets ex-Asia. Prior to joining Mirae Asset as an investment analyst in 2015, Mr. Dorson was an investment analyst at Ashmore Group from 2013 to 2015 where he covered Latin America. From 2009 to 2011, Mr. Dorson worked at Citigroup, as an Assistant Vice President focusing on asset management for ultra-high net worth clients. Mr. Dorson began his career in 2006 as an analyst on the convertible securities team at Deutsche Bank. Mr. Dorson holds an M.B.A. from the Wharton School, an M.A. in International Studies from the Lauder Institute, and a Bachelor of Arts degree from the University of Pennsylvania. Mr. Dorson is based in New York and is fluent in Portuguese.
Rahul Chadha	2019	Rahul Chadha is a Co-Chief Investment Officer of Mirae Asset Hong Kong. Prior to joining Mirae Asset Hong Kong as a Senior Portfolio Manager in 2006, Mr. Chadha was with Aviva Life Insurance from 2003 to 2005 as a senior research analyst on their India team and with Standard Chartered Mutual Funds from 2005 to 2006 as a senior equity analyst responsible for sector coverage in India. He holds a Master of Finance and Control degree and a Bachelor of Business Studies degree from the University of Delhi and is fluent in Hindi.
Vineet Thodge	2019	Vineet Thodge is a Portfolio Manager at Mirae Asset Hong Kong, and is a member of the Asia Pacific Research Team, where he focuses on researching and analyzing companies in the financials sector. Prior to joining Mirae Asset Hong Kong, Mr. Thodge worked at Credit Suisse in Hong Kong and Singapore from 2011 to 2014 as part of the Asian regional banks team covering regional banking strategy. Mr. Thodge also worked for Kotak Securities from 2009 to 2011 where he researched and analysed Indian companies in the information technology services and telecom sectors. Mr. Thodge holds an engineering degree from IIT-Bombay and an MBA degree from IIM-Bangalore. He is a Chartered Financial Analyst and is fluent in English, Hindi and Marathi.

EMGC VIT Fund

Information about William Malcolm Dorson, Joohee An and Sol Ahn, the portfolio managers jointly and primarily responsible for the day-to-day management of EMGC Fund, is set forth below.

Portfolio Managers	Since	Recent Professional Experience
William Malcolm Dorson	2019

William Malcolm Dorson is a Portfolio Manager focusing on the emerging markets ex-Asia. Prior to joining Mirae Asset as an investment analyst in 2015, Mr. Dorson was an investment analyst at Ashmore Group from 2013 to 2015 where he covered Latin America. From 2009 to 2011, Mr. Dorson worked at Citigroup, as an Assistant Vice President focusing on asset management for ultra-high net worth clients. Mr. Dorson began his career in 2006 as an analyst on the convertible securities team at Deutsche Bank. Mr. Dorson holds an M.B.A. from the Wharton School, an M.A. in International Studies from the Lauder Institute, and a Bachelor of Arts degree from the University of Pennsylvania. Mr. Dorson is based in New York and is fluent in Portuguese.

Joohee An	2019	Joohee An is a Senior Portfolio Manager with Mirae Asset Hong Kong, where she manages investments in the Asia region and is a core member of the Global Investment Team in Hong Kong. Prior to joining Mirae Asset Hong Kong as a Portfolio Manager/Investment Analyst in 2009, Ms. An was at Mirae Asset Global Investments Co., Ltd. in Seoul, where she worked as an investment analyst and portfolio manager from 2006 to 2009. She was an equity analyst at LG Securities from 2004 to 2006. Ms. An has a Bachelor of Business Administration from Yonsei University and is fluent in Korean.
Sol Ahn	2019	Sol Ahn is a Portfolio Manager at Mirae Asset Hong Kong, where she focuses on researching and analyzing companies in the consumer discretionary, services and materials sectors. Ms. Ahn began her career in 2006 as an intern at Government of Singapore Investment Corporation. In the same year, she joined Mirae Asset Global Investments in Seoul, spending a year as an investment analyst covering the industrials sector. Before moving to Hong Kong, she worked for the Global Investments Division for two years as an Investment Analyst supporting portfolio managers with analysis of industries and companies in emerging markets. Ms. Ahn holds a Bachelor of Business Administration degree from Korea University, and participated in a one-year exchange program studying in the Faculty of Business and IMBA at Antai School of Management, Shanghai Jiao Tong University in China. She is a Chartered Financial Analyst and is fluent in Korean, English and Mandarin.

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The Administrator and Fund Accounting Agent

Citi Fund Services Ohio, Inc. (“Citi”), located at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, acts as the administrator and fund accounting agent for the Funds pursuant to a services agreement by and between the Trust and Citi. In connection with its role as fund accounting agent, Citi performs record maintenance, accounting, financial statement and regulatory filing services for each Fund.

The Transfer Agent

FIS Investor Services LLC (“FIS” or the “Transfer Agent”) located at 4249 Easton Way, Suite 400, Columbus, Ohio 43219, is the transfer agent for the Funds pursuant to a transfer agency agreement by and between the Trust and FIS. In connection with its role as the transfer agent, FIS performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

The Distributor

Funds Distributor, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, the Trust’s principal underwriter (the “Distributor”), acts as the Funds’ distributor in connection with the offering of the Funds’ shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares.

None of Citi, the Transfer Agent or the Distributor is affiliated with Mirae Asset USA or its affiliates.

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PRIOR PERFORMANCE OF SIMILAR ACCOUNTS

The following performance information is of the Mirae Asset Emerging Markets Fund (the “EM Fund”) and the Mirae Asset Emerging Markets Great Consumer Fund (the “EMGC Fund”), each an investment portfolio of the Trust. The investment manager and sub-manager serve as the investment manager and sub-manager, respectively, to both the EM Fund and the EMGC Fund. The EM VIT Fund, the EMGC VIT Fund, the EM Fund and the EMGC Fund also share the same portfolio managers. Each EM VIT Fund’s and EMGC VIT Fund’s portfolio will be managed substantially similarly to, and will have substantially similar investment objective, policies, and strategies as, that of the corresponding EM Fund and EMGC Fund and therefore the following performance information below indicates some of the risks of investing in the EM VIT Fund and EMGC VIT Fund.

Mirae Asset Emerging Markets Fund

The chart below illustrates the long-term performance of the EM Fund Class I shares. The information shows you how the EM Fund’s Class I shares performance has varied year by year and provides some indication of the risks of investing in the EM Fund, and therefore the EM VIT Fund. The performance for the EM VIT Fund would differ from the information below only to the extent that the EM VIT Fund and the EM Fund Class I shares do not have the same expenses. The chart assumes reinvestment of dividends and distributions. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Past performance (before and after taxes) does not necessarily indicate how the EM Fund Class I shares or EM VIT Fund the will perform in the future.

Annual Total Returns as of 12/31 for Class I Shares

Best Quarter:	13.54%	3/31/2017
Worst Quarter:	-27.73%	9/30/2011

Average Annual Total Returns

The table below compares the average annual total returns of the EM Fund before and after taxes for the past calendar year and since inception to the average total returns of MSCI Emerging Markets Index, a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown in the table below are for Class I Shares of the EM Fund and after-tax returns for Class A and Class C Shares may vary. The table includes all applicable fees and sales charges. For additional information regarding MSCI Emerging Markets Index, see “Description of Fund Benchmarks” starting on page __ of the Funds’ Prospectus.

Average Annual Total Returns (for the periods ended December 31, 2018)	1 Year	5 Years	Since Inception (September 24, 2010)
Class I
Return Before Taxes	-19.89%	2.38%	1.68%
Return After Taxes on Distributions	-21.08%	2.07%	1.37%
Return After Taxes on Distributions and Sale of Fund Shares	-11.41%	1.76%	1.24%
Class A Returns Before Taxes	-24.68%	0.96%	0.72%
Class C Returns Before Taxes	-21.45%	1.37%	0.66%

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MSCI Emerging Markets Index* (reflects no deduction for fees, expenses or taxes)	-14.25%	2.03%	1.70%

Mirae Asset Emerging Markets Great Consumer Fund

The chart below illustrates the long-term performance of the EMGC Fund Class I shares. The information shows you how the EMGC Fund’s Class I shares performance has varied year by year and provides some indication of the risks of investing in the EMGC Fund, and therefore the EMGC VIT Fund. The performance for the EMGC VIT Fund would differ from the information below only to the extent that the EMGC VIT Fund and the EMGC Fund Class I shares do not have the same expenses. The chart assumes reinvestment of dividends and distributions. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Past performance (before and after taxes) does not necessarily indicate how the EMGC Class I shares or EMGC VIT Fund the will perform in the future.

Annual Total Returns as of 12/31 for Class I Shares

Best Quarter:	19.22%	3/31/2012
Worst Quarter:	-22.56%	9/30/2011

Average Annual Total Returns

The table below compares the average annual total returns of the EMGC Fund before and after taxes for the past calendar year and since inception to the average total returns of MSCI Emerging Markets Index, a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown in the table below are for Class I Shares of the EMGC Fund and after-tax returns for Class A and Class C Shares may vary. The table includes all applicable fees and sales charges. For additional information regarding MSCI Emerging Markets Index, see “Description of Fund Benchmarks” starting on page 19 of the Funds’ Prospectus.

Average Annual Total Returns (for the periods ended December 31, 2018)	1 Year	5 Years	Since Inception (September 24, 2010)
Class I
Return Before Taxes	-14.67%	2.09%	3.83%
Return After Taxes on Distributions	-14.67%	2.06%	3.66%
Return After Taxes on Distributions and Sale of Fund Shares	-8.68%	1.60%	2.94%
Class A Returns Before Taxes	-19.82%	0.63%	2.85%
Class C Returns Before Taxes	-16.46%	1.06%	2.79%
MSCI Emerging Markets Index* (reflects no deduction for fees, expenses or taxes)	-14.25%	2.03%	1.70%

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SHAREHOLDER INFORMATION

YOUR INVESTMENT IN THE FUND

The information in this section may affect anyone who selects a Fund as an investment option in a Policy that offers the Fund. These Policies are described in separate prospectuses issued by Participating Insurance Companies. The Funds assume no responsibility for such prospectuses.

WHO CAN BUY SHARES OF THE FUNDS

Shareholders of the Funds are separate accounts of Participating Insurance Companies that offer the Funds as choices for holders of Policies issued or sponsored by Participating Insurance Companies. The Funds do not sell shares directly to the public. The Funds sell shares only to separate accounts that fund variable annuity and variable life insurance contracts issued by Participating Insurance Companies. As a Policy holder, your premium payments are invested in the Funds by the Participating Insurance Company in accordance with your Policy. Please see the Policy prospectus that accompanies this Prospectus for a detailed explanation of your Policy, information on how to purchase a Policy and how to select a Fund as an investment option. Depending on context in the Prospectus, the terms “you” and “yours” refer to either a contract owner or to the insurance company that issues the contract. References to “buying,” “purchasing” or “holding” Fund shares refer only to the insurance company, not the contract owner.

The Funds currently do not foresee any disadvantages to investors if the Funds serve as investment vehicles for annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a Fund serves as an investment vehicle might at some time be in conflict due to differences in tax treatment or other considerations. The Fund and each Participating Insurance Company will monitor events to identify any material irreconcilable conflicts between Policy holders, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, a Participating Insurance Company might be required to redeem the investment of one or more of its separate accounts from the Funds, which might force the Funds to sell securities at disadvantageous prices.

Each Fund reserves the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a Fund ceases offering its shares, any investments in the Fund may, subject to any necessary regulatory approvals, be invested in another Fund deemed appropriate by the Board of Trustees.

BUYING AND SELLING SHARES

Each Fund calculates the net asset value (“NAV”) of its shares as of the close of regular trading of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time, on each day that the NYSE is open for trading. The Funds continuously sell shares to separate accounts of Participating Insurance Companies, without a sales charge, at the next determined NAV after a proper purchase order is placed by the Participating Insurance Company. The Participating Insurance Company offers its Policy holders units in its separate accounts which correspond to shares in a Fund. Each Participating Insurance Company submits purchase and redemption orders to a Fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for Policy owners, as set forth in the accompanying prospectus for the Policies. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters.

The Funds reserve the right to reject purchases of shares for any reason. The Funds reserve the right to withdraw or suspend the offering of shares at any time. The Funds may refuse, cancel or rescind any purchase order; freeze any account (meaning the Participating Insurance Company will not be able to purchase shares for its separate account); suspend account services; and/or involuntarily redeem the shares in the separate account if the Funds think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the Funds, they are deemed to be in the Funds’ best interests or when the Funds are requested or compelled to do so by governmental authority or by applicable law.

The Funds may close and liquidate an account if the Funds are unable to verify provided information, or for other reasons; if the Funds decide to close the account, the shares will be redeemed at the next determined NAV per share after a determination is made to close the account; the Participating Insurance Company may be subject to gain or loss on the redemption of Fund shares and may incur tax liability.

Redemption orders are effected at the next determined NAV per share after a proper redemption order is placed by the Participating Insurance Company. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investments held by the Funds at the time of redemption. Under unusual circumstances such as when the NYSE is closed, trading on the NYSE is restricted or if there is an emergency, the Funds may suspend redemptions or postpone payment.

Redemption proceeds of a sale of shares of a Fund may be by check, ACH, or federal wire transfer. Other than as described

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above, the Funds typically expect that it will take one to three days following the receipt of a redemption request made in “good order” to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days. Each Fund maintains a cash balance that serves as a primary source of liquidity for meeting redemption requests. The Funds may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. The Funds also maintain a credit facility that serves as an additional source of liquidity for meeting redemption requests. The Funds reserve the right to redeem in-kind as described under “Policies You Should Know About” below. Each of these redemption methods may be used regularly and in stressed market conditions in conformity with applicable rules of the SEC.

Because Policies may have different provisions with respect to the timing and method of redemptions, Policy holders should contact their Participating Insurance Company directly for details concerning these transactions. Policy holders should look at their Policy prospectuses for redemption procedures and fees.

VOTING RIGHTS

Participating Insurance Companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of the Funds. To the extent required by law:

• The Participating Insurance Companies will vote Fund shares held in the separate accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies.

• The Participating Insurance Companies will vote Fund shares held in the separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares they own, in the same proportion as those shares for which voting instructions are received.

As a result of proportional voting, a small number of holders of variable annuity contracts and variable life insurance policies could determine the outcome of a proposition subject to shareholder vote. It is anticipated that Fund shares held by unregistered separate accounts generally will be voted for or against any proposition in the same proportion as all other Fund shares are voted unless the unregistered separate account's Participating Insurance Company makes other arrangements.

Additional information concerning voting rights of the participants in the separate accounts is more fully set forth in the prospectus relating to those accounts issued by the Participating Insurance Companies.

VALUATION OF FUND SHARES

Shares of a Fund are purchased at their offering price, which is the NAV per share. Shares of a Fund can be redeemed at their NAV per share. The price of a Fund’s shares is based on the Fund’s NAV, which is calculated as of the close of regular trading of the NYSE, usually 4:00 p.m. Eastern Time, each day that the NYSE is open for trading. The days that the NYSE is closed are listed in the SAI.

To determine NAV, a Fund values its assets at current market values, or at a fair value (for securities issued by non-U.S. companies or if current market values are not available) each day pursuant to fair value methods approved by the Board of Trustees. The NAV per share is computed by dividing the total value of the assets of the applicable Fund, less the liabilities, by the total number of the Fund’s outstanding shares.

The Funds, if applicable, use market quotations to value securities issued by U.S. companies. In certain cases, the Funds may use fair value methods approved by the Board each day that the NYSE is open for trading. As a result, a Fund’s value for a security is likely to be different from quoted market prices.

Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an independent pricing service or reporting agency. Most securities listed on a foreign exchange are valued at the most recent sale price at the close of the exchange on which the security is primarily traded. In certain countries, market maker prices are used since they are the most representative of the daily trading activity.

Securities for which market quotations are not readily available (including securities for which a Fund’s Investment Manager determines that the closing market prices do not represent the securities’ current value because of an intervening “significant event”) will be valued at fair value pursuant to procedures approved by the Board. Circumstances in which market quotations may not be readily available include, but are not limited to, when the security’s trading has been halted or suspended, when the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates net asset value. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Also, Mirae Asset USA and Mirae Asset Hong Kong believe that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets.

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The Board has adopted valuation procedures for the Funds and has delegated day-to-day responsibility for fair value determinations to Mirae Asset USA’s Valuation Committee. All fair value determinations will be reported to the Board. In certain circumstances, the administrative agent for the Trust may obtain and utilize fair value pricing information from independent fair value pricing services approved by the applicable Fund’s Investment Manager to determine the fair value of a security and/or may provide such information to the Fund’s Investment Manager in connection with the Investment Manager’s fair value determination.

There can be no assurance, however, that a fair value used by the Funds on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities. A security’s valuation may differ depending on the method used for determining fair value. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short-term traders.

Because each of the Funds invests in securities that are traded primarily in non-United States markets, the value of its holdings could change at a time when you are unable to buy or sell Fund shares. This is because many of the non-U.S. markets are open on days or at times when the Funds do not price their shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund intends to pay dividends and distributions of substantially all of its net income (including any realized net capital gain), if any, to its shareholders annually, and, if necessary, may make additional distributions to meet applicable regulatory requirements. Each Fund will reinvest dividends and distributions in additional shares of the Fund making the distribution, unless the Participating Insurance Company separate account has written to request distributions in cash.

Distribution Options

The following distribution options are generally available to all separate accounts of Participating Insurance Companies:

•	Dividend and capital gain distributions reinvested in additional shares of the same Fund (this option will be assigned unless the Participating Insurance Company separate account has written to request distributions in cash);

•	Dividend distributions in cash; capital gain distributions reinvested in additional shares of the same Fund;

•	Dividend and capital gain distributions in cash; or

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of a Fund at the NAV as of the close of business on the reinvestment date, which is the NAV next computed for the Fund. Any request to change a distribution option must be received by the Transfer Agent at least five business days before a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Taxes

Each Fund is treated as a separate corporate entity for federal tax purposes. Each Fund intends to elect to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the "Code"). In addition, each Fund intends to qualify under the Code with respect to the diversification requirements related to variable contracts. Provided that a Fund and a separate account investing in the Fund satisfy applicable tax requirements, the Fund will not be subject to U.S. federal tax, and the separate accounts will not be taxable on distributions from, or gains with respect to, the Fund.

Because the Funds will be investing in securities of non-U.S. issuers, the Funds may incur withholding taxes and other taxes in the foreign jurisdictions where those issuers are located.

Persons investing in variable annuity or variable life insurance contracts should refer to the prospectuses with respect to such contracts for further information regarding the tax treatment of the contracts and the separate accounts in which the contracts are invested.

POLICIES YOU SHOULD KNOW ABOUT

Along with the instructions on the previous pages, the policies below may affect you as a shareholder.

Redemptions in-Kind. If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC.

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Shareholders generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. In addition, shareholders will remain subject to market fluctuations in the value of these securities until the securities are sold.

Lost Accounts. The Transfer Agent will consider a shareholder’s account lost if correspondence to the shareholder’s address of record is returned as undeliverable on two consecutive occasions, unless the Transfer Agent determines the shareholder’s new address. When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the Transfer Agent will be reinvested at the then-current net asset value and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance. Unclaimed accounts may be subject to state escheatment laws, and the Funds and the Transfer Agent will not be liable to the shareholders for compliance with those laws in good faith.

Policies About Transactions. The Funds are open for business each day the NYSE is open for trading. Each Fund calculates its share price every business day, as of the close of regular trading on the NYSE (typically 4:00 p.m., Eastern Time, but sometimes earlier, as in the case of scheduled half-day trading, such as on days in advance of certain holidays, or unscheduled suspensions of trading).

An order to buy or sell shares can be placed at any time during the Funds’ normal business hours. Once the order request is received in good order, it will be processed at the next share price calculated.

Frequent Purchase and Redemption of Shares. The Funds are designed for long-term investors and discourage short-term trading (market timing) and other excessive trading practices. These practices may be detrimental to a Fund and its long-term shareholders by disrupting portfolio management strategies, increasing brokerage and administrative costs, harming Fund performance and diluting the value of shares. Such trading may also require a Fund to sell securities to meet redemptions, which could cause taxable events that impact shareholders.

The Board has considered and evaluated the risks of short-term trading activities by a Fund’s shareholder and has adopted policies and procedures that seek to discourage and not accommodate short-term trading and other excessive trading practices. The Board has determined that the imposition of a redemption fee on the exchange and redemption of shares is unnecessary and that the Trust’s fair valuation policies and procedures (which may reduce arbitrage opportunities available to short-term traders), as well as the Investment Manager’s periodic review of shareholder trading activity, among other things, serve as a sufficient deterrent to short-term trading. The Funds reserve the right to institute a redemption fee at any time.

The Funds have a number of features in place intended to eliminate the possibility, or reduce the impact of any intentional short-term trading in the Funds. Specifically, the Funds employ fair value pricing to limit the potential for time-zone arbitrage. Furthermore, the Investment Manager monitors sales and redemptions daily through a sales reporting program and has developed additional reports to monitor any short-term trading in the Funds. Any suspicious activity is investigated. Shares purchased through reinvested dividends or capital gains are viewed as not having market-timing implications and will not be monitored or flagged for investigation. Each Fund also maintains a cash balance that serves as a primary source of liquidity for meeting redemptions. The Funds also maintain a credit facility with Citibank, N.A. that can further limit the disruption from redemptions on portfolio management strategies and the potential impact on other shareholders.

Because the Funds receive purchases and sales orders through Participating Insurance Companies and other intermediaries that use omnibus accounts, the Funds cannot always detect short-term trading. However, the Fund will seek to enter into agreements with Participating Insurance Companies and other intermediaries to provide Fund management with the ability to identify investors whose trading practices violate the Funds’ restrictions on short-term trading and block them from further purchases if necessary. You should contact your insurance company or intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

The Participating Insurance Companies or other intermediaries that purchase shares of a Fund may also independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Funds’ consent or direction to undertake those efforts, but the Funds may have little or no ability to modify the parameters or limits on trading activity set by the intermediary.

Unclaimed Accounts. Under certain circumstances, a shareholder’s shares in a Fund may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

OTHER PAYMENTS TO FINANCIAL INTERMEDIARIES AND OTHER SERVICE PROVIDERS

Mirae Asset USA and its affiliates may make payments to selected affiliated and unaffiliated brokers, dealers, Participating Insurance Companies or other financial intermediaries (“Service Organizations”) relating to distribution and sales support activities out of their own resources or other sources available to them (and not as an additional charge to the Fund). Mirae Asset USA or its affiliates may pay to Service Organizations a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. Mirae Asset USA and its

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affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of a Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by Mirae Asset USA and its affiliates may be substantial. Payments by Mirae Asset USA may include amounts that are sometimes referred to as “revenue sharing” payments. “Revenue sharing” payments include payments for distribution-related expenses, such as marketing, promotional or related expenses, to Service Organizations through which investors may purchase shares of a Fund. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization or its representatives to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about revenue sharing payments it may receive. For more information, see the SAI.

ADDITIONAL INFORMATION

Fund Rights

You should be aware that the Funds may do any of the following:

•	Withhold federal income tax on your distributions if the Fund has been notified by the IRS that you are subject to backup withholding, or if you fail to provide the Fund with a correct taxpayer identification number or certification that you are exempt from backup withholding.

•	Close your account and send you the proceeds if your balance falls below $1,000 (or $500 for retirement accounts); charge you $10 a year if your account balance falls below $1,000; in either case, the Funds will give you 60 days’ notice so you can either increase your balance or close your account (these policies do not apply to any case where a fall in share price created the low balance).

•	Reject a new account application if you do not provide a correct social security or taxpayer identification number; if the account has already been opened, we may give you 30 days’ notice to provide the correct number.

•	Pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the Fund generally will not make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1.00% of the value of the Fund’s net assets, whichever is less.

•	Change, add or withdraw various services, fees and account policies.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company who opens an account.

What this means to you: When an insurance company opens an account, the applicable Fund will ask for the insurance company’s name, address, and other information that will allow the Fund to identify the insurance company. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. The Funds are required by law to reject a new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligations. Documents provided in connection with an application will be used solely to establish and verify an insurance company’s identity, and the Funds shall have no obligation with respect to the terms of any such document. Attempts to collect the missing information required on the application will be performed by contacting the insurance company. If this information is unable to be obtained within a time- frame established in the sole discretion of the applicable Fund, the application will be rejected.

Upon receipt of an insurance company’s application in proper form (or upon receipt of all identifying information required on the application), the insurance company’s investment will be accepted and the order will be processed at the NAV per share next determined after receipt of the insurance company’s application in proper form. However, the Funds reserve the right to close the insurance company’s account at the then-current day’s price if they are unable to verify the insurance company’s identity.

Attempts to verify the insurance company’s identity will be performed within a time-frame established in the sole discretion of the Funds. If a Fund is unable to verify the insurance company’s identity, the Fund reserves the right to liquidate the insurance company’s account at the then-current day’s price and remit proceeds to you via check. The Funds reserve the further right to hold an insurance company’s proceeds until the insurance company’s original check clears the bank. In such an instance, the insurance company may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law.

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The Trust has adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close an account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Investment Manager, they are deemed to be in the best interest of a Fund or in cases where a Fund is requested or compelled to do so by governmental or law enforcement authority. If an insurance company’s account is closed at the request of governmental or law enforcement authority, the insurance company may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

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FINANCIAL HIGHLIGHTS

Financial highlights for the Funds are not presented as the Funds commenced operations on or after the date of this Prospectus.

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TO GET MORE INFORMATION

Shareholder Reports. Additional information about the Funds’ investments will be available in the Trust’s annual and semi- annual reports to shareholders. In the Trust’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”). This tells you more about the Funds’ features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it is legally part of this Prospectus).

The Funds’ most recent annual and semi-annual reports and SAI will be available, free of charge, upon request, by calling 1-888- 335-3417 or on the Trust’s website at http://investments.miraeasset.us. Shareholders may call 1-888-335-3417 to request other information about the Funds and to make shareholder inquiries. The reports and other information about the Funds are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request, at the following e-mail address: publicinfo@sec.gov.

To Make Investments	SEC
Mirae Asset Discovery Funds	publicinfo@sec.gov
P.O. Box 183165	www.sec.gov
Columbus, Ohio 43218-3165
http://investments.miraeasset.us
1-888-335-3417

Distributed by:
SEC Investment Company Act File Number:	Funds Distributor, LLC
Mirae Asset Discovery Funds 811-22406
Mirae Asset Global Investments (USA) LLC, 625 Madison Avenue, 3rd Floor, New York, New York 10022

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STATEMENT OF ADDITIONAL INFORMATION

MIRAE ASSET DISCOVERY FUNDS

Mirae Asset Emerging Markets VIT Fund

Mirae Asset Emerging Markets Great Consumer VIT Fund

Mirae Asset Discovery Funds (the “Trust”) is an open-end management investment company that consists of six series. This Statement of Additional Information (“SAI”) includes information about the Class I Shares of the following series of the Trust – Mirae Asset Emerging Markets VIT Fund and Mirae Asset Emerging Markets Great Consumer VIT Fund (each a “Fund” and collectively the “Funds”).

The Funds are available and are being marketed exclusively as pooled funding vehicles for life insurance companies (“Participating Insurance Companies”) writing all types of variable life insurance policies and variable annuity contracts (each, a “Policy,” and collectively, the “Policies”) ..

This SAI is not a prospectus and should be read in conjunction with the prospectus of the Fund dated April 17, 2019, as amended from time to time (the “Prospectus”), the offering document or prospectus of the Policy through which you invest in the applicable Fund. A copy of the Prospectus may be obtained without charge by calling the Trust toll-free at 1-888-335-3417 or by visiting the Trust’s website at http://investments.miraeasset.us.

Statement of Additional Information, dated April 17, 2019

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MIRAE ASSET DISCOVERY FUNDS

Mirae Asset Discovery Funds (the “Trust”) is an open-end management investment company that continually offers and redeems its shares. The Trust was organized as a Delaware statutory trust on April 7, 2010. Currently, the Trust consists of six series. This SAI includes information about the following series of the Trust: Mirae Asset Emerging Markets VIT (“Emerging Markets VIT Fund”) Fund and Mirae Asset Emerging Markets Great Consumer VIT Fund (“EM Great Consumer VIT Fund”). Each may be referred to individually as a “Fund” and collectively as the “Funds.”

Shares of the Funds are not offered directly to the public. Shares of the Funds are currently offered to separate accounts to fund variable annuity contracts and variable universal life insurance policies (each a “Policy” and collectively the “Policies”) issued by Participating Insurance Companies. The interests of Policy holders could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The Fund does not foresee any such differences or disadvantages at this time. However, the Fund and the Participating Insurance Companies intend to monitor for any material irreconcilable conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the Trust or shares of another Fund may be substituted. For purposes of this SAI, shareholders and investors are considered to be the separate accounts of Participating Insurance Companies.

The Trust also includes a fixed income fund that is covered in a separate SAI and three equity funds that are also covered in a separate SAI.

Each Fund is classified as “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”). To be diversified, at least 75% of the value of a Fund’s total assets must be comprised of (i) cash and cash items, (ii) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (iii) securities of other investment companies, or (iv) other securities, provided that no more than 5% of the value of the Fund’s total assets are invested in the securities of a single issuer and the Fund does not own more than 10% of the outstanding voting securities of a single issuer. The remaining 25% of the value of a diversified fund’s total assets may be invested in a single issuer, or in multiple issuers not subject to the above limitations. Each Fund intends to qualify for the special tax treatment available to “regulated investment companies” under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”), and thus intends to satisfy the diversification requirements contained therein. See “Taxes.”

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.

Each Fund’s fundamental investment limitations as listed below cannot be changed without approval by a “majority of the outstanding voting securities” of the applicable Fund. Under the 1940 Act, “a majority of the outstanding voting securities” of a Fund is the lesser of (a) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of a Fund.

Each Fund has adopted the following fundamental investment limitations, set forth below in their entirety. Each Fund may not:

(a)	Borrow money, except that (a) the Fund, to the extent permitted by applicable law, may borrow from banks (as defined in the 1940 Act), other affiliated investment companies and other persons or through reverse repurchase agreements in amounts up to 33⅓% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.
(b)	Issue senior securities to the extent such issuance would violate applicable law.
(c)	Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.
(d)	Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.
(e)	Purchase physical commodities or contracts relating to physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).
(f)	Make loans to other persons except by (i) lending portfolio securities, (ii) entering into repurchase agreements and (iii) acquiring debt instruments or interests in indebtedness in accordance with the Fund’s investment objective and policies.

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(g)	Invest more than 25% of its total assets in securities of companies within a single industry, provided that there is no limitation with respect to securities issued or guaranteed by the U.S. Government or any agencies or instrumentalities.

Additionally, as a fundamental investment policy, each Fund will not make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act. Therefore, each Fund may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Fund’s total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may (taken at current value) be invested without regard to these limitations.

Notwithstanding fundamental investment limitation (a) above, applicable law currently prohibits the Funds from purchasing securities on margin. The deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or options transactions is not considered to be the purchase of a security on margin. Notwithstanding fundamental investment limitation (g) above, each Fund may invest a substantial amount of its assets (more than 25%) in issuers located in a single country or a limited number of countries.

The Trust, on behalf of each Fund, has also adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval. Each Fund may not:

1.	Purchase securities for the purpose of exercising control or management.
2.	Purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.
3.	Lend portfolio securities in an amount greater than 33⅓% (the Fund may set a lower percentage with a securities lending agent) of its total assets.
4.	Purchase illiquid securities (including repurchase agreements of more than seven days’ duration, certain restricted securities, and other securities which are not readily marketable), if, as a result, such securities would represent, at the time of purchase, more than 15% of the value of the Fund’s net assets. In the event that illiquid securities represent more than 15% of the value of the Fund’s assets, the Fund’s Investment Manager (as defined below) will consider corrective action necessary to maintain a level of portfolio liquidity that is appropriate under the circumstances.

INVESTMENT STRATEGIES AND RISKS

The following pages contain more detailed information about types of instruments in which the Funds may invest, strategies each Fund’s investment manager, Mirae Asset Global Investments (USA) LLC (“Mirae Asset USA” or the “Investment Manager”), and, if applicable, sub-manager, Mirae Asset Global Investments (Hong Kong) Ltd., may employ in pursuit of the Fund’s investment objectives, and the related risks of such instruments and strategies. A Fund’s Investment Manager may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a Fund achieve its goal. References herein to a Fund’s “Investment Manager” shall mean Mirae Asset USA and such Fund’s sub-manager, if applicable.

Borrowing

Each Fund may borrow from banks. Except as otherwise provided in this SAI, each Fund may borrow money as permitted by the 1940 Act, including up to 5% of the value of its total assets at the time of such borrowings for temporary purposes and in excess of the 5% limit to meet redemption requests. This borrowing may be unsecured. The 1940 Act requires each Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. A Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment fee or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Each Fund may, in connection with permissible borrowings, transfer securities owned by the Fund as collateral. If a Fund borrows money, the borrowing may magnify increases and decreases in the share price until such borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Leverage may exaggerate the effect of any increase or decrease in the value of portfolio securities on the interest and other costs, which may or not exceed the income or gains received from the securities purchased with borrowed funds. Additionally, borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds.

Cash Management

Each Fund can hold uninvested cash, including cash collateral from securities lending (if any), or can invest in cash equivalents such as money market securities, or shares of money market or short-term bond funds, or units of registered or unregistered collective investment vehicles (which invest in Rule 2a-7 (money market fund) permitted assets). Generally, these securities offer less potential for gains than other types of securities.

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Common Stock

Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Cybersecurity and Disaster Recovery Risks

Information and technology systems relied upon by the Funds, the Investment Manager, the sub-manager, the Funds’ service providers (including, but not limited to, Fund accountants, custodian, transfer agent, administrator, distributor and other financial intermediaries) and/or the issuers of securities in which a Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Investment Manager has implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Funds, the Investment Manager, the sub-manager, the Funds’ service providers and/or issuers of securities in which a Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors), impact a Fund’s ability to calculate its net asset value or impede trading. Such a failure could also harm the reputation of the Funds, the Investment Manager and sub-manager, the Funds’ service providers and/or issuers of securities in which a Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.

Depositary Receipts

American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

Derivative Instruments

Derivative instruments are financial instruments that derive their value from another instrument, security, index, currency or other asset. Each Fund may use derivatives for hedging purposes or to enhance return (which may be considered speculative since the Fund is primarily seeking to achieve gains, not offset the risk of other positions). A Fund may enter into derivatives transactions with respect to any security or other instrument in which it is permitted to invest. A Fund incurs costs in opening and closing derivatives positions. Each Fund does not intend to invest more than 5% of its assets in derivative instruments. In December of 2015, the SEC proposed a new rule to regulate registered investment companies’ use of derivatives. If adopted, the effect of such rule on the Funds could be substantial and adverse.

Dodd-Frank Wall Street Reform and Consumer Protection Act. The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), enacted in July 2010, grants prudential and financial regulators, notably the Securities and Exchange Commission (the “SEC”) and the Commodity Futures Trading Commission (the “CFTC”), the jurisdictional and rulemaking authority necessary to impose comprehensive regulations on the over-the-counter (“OTC”) and cleared derivatives markets. These regulations include, but are not limited to, requirements relating to disclosure, trade processing, trade reporting, margin and registration requirements. For example, under Dodd-Frank, regulations are now in effect that require swap dealer to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with a Fund. Requirements for posting of initial margin in connection with OTC swaps will be phased-in over the next several years. The implementation of these margin requirements with respect to OTC swaps, as well as the other types of regulations and other global regulatory initiatives, could adversely impact the Funds by increasing transaction costs and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of derivatives that each Fund trades.

In addition, regulations adopted by prudential regulators that will begin to take effect in 2019 will require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Fund’s ability to terminate existing derivatives agreements or to realize amounts to be received under such agreements. No assurance can be made that the U.S. Government or any U.S. regulatory

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body (or other authority or regulatory body) will not continue to take further legislative or regulatory action in response to an economic crisis or otherwise. The Funds may incur additional costs to comply with new requirements as well as to monitor for compliance in the future. In addition, Congress may determine to repeal or revise Dodd-Frank or portions thereof and other laws and regulations. The effect of such actions, if taken, cannot be known.

To the extent a Fund uses derivative instruments that are not regulated by the CFTC or the SEC, the Fund’s use of such derivative instruments may be subject to regulation and oversight by regulators in other jurisdictions. Compliance with regulations in these jurisdictions may cause the Fund to incur additional costs.

Hedging. A Fund may use derivatives to offset the risks associated with other Fund holdings. This strategy is known as hedging. Losses on the other Fund securities may be reduced by gains on a derivative that responds in an opposite manner to market movements. Although hedging can reduce losses impacting a Fund, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.

Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to hedge effectively its portfolio. There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in a cleared derivative. Other risks that hedging may involve are the risk of losses resulting from interest rate, spread or other market movements not anticipated by a Fund’s Investment Manager, and, possibly, the obligation to meet additional margin or other payment requirements, all of which could worsen the Fund’s position. To the extent that any hedging strategy involves the use of OTC derivatives transaction, such a strategy would be affected by the implementation of the various regulations adopted pursuant to Dodd-Frank. There can be no guarantee that a Fund’s hedging strategies will be effective. No Fund is required to engage in hedging transactions, and each Fund may choose not to do so.

A Fund may use derivative instruments and trading strategies, including the following:

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying assets, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option may realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer may suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying asset at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a Fund will be required to make margin payments to a futures commission merchant as described below for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall and there is no limit on potential losses. Through receipt of the option premium, a call writer mitigates the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer is exposed to the risk of security price increases.

There is no assurance that a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract’s price moves upward or

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downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying asset, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges, known as “OTC options”) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a higher price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a Fund’s current or anticipated investments exactly. Each Fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the Fund typically invests, which involves a risk that the options position will not track the performance of the Fund’s other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. Each Fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Futures. A Fund may engage in transactions in futures and options on futures. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price (except that some futures contracts are cash settled). No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits a Fund’s risk of loss from a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect a Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value, or a Fund determines not to complete an anticipatory hedge transaction relating to a futures contract however, the Fund may realize a loss relating to the futures position.

A Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. A Fund may purchase put options or write call options on futures contracts and stock indices in lieu of selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a Fund can purchase call options or contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities that the Fund intends to purchase.

The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the inability of a Fund’s Investment Manager to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations. In addition, the CFTC and the United States commodities exchanges impose limits

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referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures or options contracts traded on United States commodities exchanges. For example, the CFTC currently imposes speculative position limits on a number of agricultural commodities (e.g., corn, oats, wheat, soybeans and cotton) and United States commodities exchanges currently impose speculative position limits on many other commodities. Dodd-Frank significantly expands the CFTC’s authority to impose position limits with respect to futures contracts and options as well as swaps that are economically equivalent to futures or options on futures, and swaps that are traded on a regulated exchange and certain swaps that perform a significant price discovery function. In response to this expansion of its authority, in 2016, the CFTC re-proposed a series of new speculative position limits with respect to futures and options on futures on 25 energy, metals and agricultural futures contracts as well as economically equivalent swaps. Those proposed speculative position limits are not yet finalized. If the CFTC adopts these proposed position limits, the counterparties with which a Fund deals may further limit the size or duration of positions available to the Fund. All accounts owned or managed by the Investment Manager are likely to be combined for speculative position limit purposes. A Fund could be required to liquidate positions it holds in order to comply with such limits, or may not be able to fully implement trading instructions generated by its trading models, in order to comply with such limits. Any such liquidation or limited implementation could result in substantial costs to a Fund.

The derivatives in which the Funds may invest have become subject to comprehensive statutes and regulations. In the event that a Fund's investments in derivative instruments regulated under the Commodity Exchange Act (“CEA”), including futures, swaps and options, exceeds a certain threshold, the Investment Manager may be required to register as a "commodity pool operator." In addition, the Investment Manager may be required to register as a "commodity trading advisor". In the event the Investment Manager is required to register with the CFTC, it will become subject to additional recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund's expenses. However, the Trust has filed a notice of eligibility claiming an exclusion from the definition of the term "commodity pool operator" pursuant to Rule 4.5 under the CEA with respect to each Fund. Each Fund currently intends to operate in a manner that would permit it to continue to claim an exclusion from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the CEA.

Risk factors involving derivatives. Derivatives are volatile and involve significant risks, including:

Credit Risk — The risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to a Fund, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions since generally a clearing organization becomes the counterparty to each party to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearinghouse for performance of financial obligations. However, there can be no assurance that the clearinghouse, or its members, will satisfy their obligations to a Fund.

Risks Related to the Fund’s Clearing Broker and Central Clearing Counterparty — The CEA requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each FCM to hold in separate secure accounts all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and cleared swaps and segregate any such funds. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be invested in certain instruments permitted under applicable regulations. There is a risk that assets deposited by a Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances and to varying degrees for swaps and futures and options contracts, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, for both cleared swaps and futures and options contracts, the assets of a Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for the relevant account class.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic cleared derivative contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. All customer funds held at a clearing organization with respect to cleared swaps of customers of a clearing broker are also held in an omnibus account, but CFTC rules require that the clearing broker notify the clearing organization of the amount of the initial margin provided by the clearing broker to the clearing organization that is attributable to each customer.

With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account of a clearing member at the clearing organization to satisfy payment obligations to the clearing organization of a defaulting customer of the clearing member that also defaults on its payment obligations to the clearing organization. With respect to cleared swaps, a clearing organization generally cannot do so, but may do so if the clearing member does not provide accurate reporting to the clearing organization as to the attribution of margin among its clients. Also, since clearing brokers generally provide to clearing organizations the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer, a Fund is subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default. As a result, in the event of a default

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of the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, a Fund may not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk — the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth. This risk is heightened to the extent a Fund engages in OTC derivative transactions, which are generally less liquid than exchange-traded instruments. Although both OTC and exchange-traded derivatives markets may experience lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The absence of liquidity may also make it more difficult for a Fund to ascertain a market value for such instruments. The inability to close open derivatives positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolio.

Correlation Risk — the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure.

Index Risk — If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what that Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Regulatory Risk — In December 2015, the SEC proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact the Fund’s ability to invest in derivatives and other instruments and may adversely affect the Fund’s performance and ability to pursue its investment objective. Certain aspects of the tax treatment of derivative instruments may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the Fund’s taxable income or gains and distributions. There can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment result.

A Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all.

Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose a Fund to potential losses that exceed the amount originally invested by the Fund. When a Fund engages in such a transaction, the Fund will segregate liquid assets with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC).

The Funds intend to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional risk factors of OTC transactions; Limitations on the use of OTC derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or a Fund will otherwise be able to exit its position at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.

Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses, that exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities or cash and cash equivalents with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

Additional risk factors of OTC transactions; Limitations on the use of OTC derivatives. Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to exit its position promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for its position. To reduce these liquidity risks, a Fund will acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may

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be terminated or sold, or (ii) for which the Investment Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

To the extent that a Fund has unrealized gains in OTC derivatives or has deposited collateral with its counterparties, the Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor their obligations. A Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets on the basis of clearing such transactions through a central counterparty (if such clearing is mandatory or otherwise available), or otherwise on a bilateral, uncleared, basis only with financial institutions that appear to have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

Foreign Securities

Each Fund will invest in foreign securities, including securities from issuers located in emerging markets countries. These securities may be denominated in U.S. dollars or in a foreign currency. Investing in foreign securities involves risks not typically associated with investing in securities of companies organized and operated in the United States, in addition to the risks inherent in investments in the United States. These risks can increase the chances that a Fund will lose money.

In June 2016, the United Kingdom held a referendum in which voters approved an exit from the European Union (“Brexit”). Although the effects of Brexit remain unclear, they could be significant and widespread.

Certain foreign market economies may rely heavily on particular industries or foreign capital and may be more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for a Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Foreign investments also involve risks relating to local political, economic, regulatory or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing, including through the imposition of punitive taxes, in their capital markets or in certain industries. These actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations. Additional foreign market risks include those relating to exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. Investors in certain foreign countries may have limited legal remedies. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Fund’s operations. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments. Dividends or interest on, or proceeds from the sale of, foreign securities may also be subject to foreign withholding taxes.

Investments in foreign securities may result in currency risk. Foreign securities generally are denominated and pay dividends or interest in foreign currencies. Therefore, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. A stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws that protect investors similar to the protections provided by U.S. securities laws. Accounting standards in other countries are not necessarily the same as in the United States, and if the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund’s Investment Manager to completely and accurately determine a company’s financial condition. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as a Fund. If such restrictions should be reinstituted, it might become necessary for a Fund to invest all or substantially all of its assets in U.S. securities.

A Fund generally holds its foreign securities and cash in foreign banks and securities depositories, some of which may be recently organized or new to the foreign custody business. There may also be limited or no regulatory oversight over their operations. A Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt may be limited by the laws of certain countries. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. This may reduce a Fund’s returns on its investments.

In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. A Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States. Settlement and clearance procedures in certain foreign markets differ significantly from

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those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks not typically generated by the settlement of U.S. investments. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions, and these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, a Fund could be liable to that party for any losses incurred.

The expense ratios of the Funds investing significantly in foreign securities can be expected to be higher than those of Funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

Investments in emerging markets. Each Fund may invest in the securities of issuers in emerging markets countries or investments that are tied economically to emerging markets countries. Investments in global emerging markets can magnify the risks of foreign investing described above. Such investments also involve additional risks that do not generally apply to investments in securities of issuers in more developed capital markets. These risks include (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such an environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Fund of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of a Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Several publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in emerging markets countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. The 1940 Act restricts a Fund’s investment in other investment companies, which may limit opportunities for a Fund to invest indirectly in certain developing countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

Investments in Asian countries. In addition to the risks of foreign investing and the risks of investing in emerging markets, the emerging markets Asian countries in which a Fund may invest are subject to certain additional or specific risks. Each Fund may make substantial investments in Asian countries. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and

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financial intermediaries. The markets of emerging markets Asian countries also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in Asian countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of the Fund.

Many Asian countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. The governments of many such countries have a substantial role in the regulation and supervision of the economy. The governments also exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions of these Asian countries, which could affect private sector companies and a Fund itself, as well as the value of securities in the Fund’s portfolio. In addition, economic statistics of Asian countries, which are developing markets, may be less reliable than economic statistics of more developed nations.

Most Asian countries are developing markets and are heavily dependent upon international trade. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain developing Asian countries are especially large debtors to commercial banks and foreign governments.

The legal systems in certain developing markets in Asia also may have an adverse impact on a Fund. Similarly, the rights of investors of Asian companies in these developing markets may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market.

Satisfactory custodial services for investment securities may not be available in some developing Asian countries, which may result in a Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.

There is a relative lack of publicly available information about Asian issuers. Additionally, inflation accounting rules in some Asian countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for Asian companies in developing markets.

Certain developing Asian countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. There can be no assurance that a Fund will be able to meet such restrictions, such as obtaining required governmental approvals, in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing Asian countries may have an adverse impact on the operations of a Fund. In certain countries, a Fund may be required to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. It is possible that re-registration may not occur on a timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. It is possible that certain countries may impose currency controls or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available for sale to meet redemptions. Depending on a variety of financial factors, the percentage of a Fund’s portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Fund’s assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund (for example, if funds may be withdrawn only in certain currencies and/or only at an exchange rate established by the government).

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment. The 1940 Act restricts a Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict a Fund’s investments in certain foreign banks and other financial institutions.

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Investments in China. The People’s Republic of China (“PRC”) has two stock exchanges: the Shanghai stock exchange and the Shenzhen stock exchange. Securities listed on the Shanghai or Shenzhen stock exchanges are divided into two classes: A shares, which are denominated in Renminbi (“RMB”) and mostly available for trading by domestic investors, and B shares, which are available for trading by both international and domestic investors. The Funds may gain exposure to the Shanghai stock exchange by investing in A shares (see below for additional information). The Funds may gain exposure to the Shanghai or Shenzhen stock exchanges by investing in B shares. B shares which are listed on the Shenzhen stock exchange are denominated in Hong Kong dollars while B shares which are listed on the Shanghai stock exchange are denominated in U.S. dollars. In addition to B shares, the Funds may invest in H shares, Red Chip shares and shares of Hong Kong-domiciled companies and Macau-domiciled companies, all listed on the Hong Kong Stock Exchange, and shares of companies that conduct their business in China but are listed on overseas exchanges.

Hedging products available in the securities market of the PRC are less developed compared with such financial instruments available for hedging purposes in the United States. While the PRC has recently permitted the trading of stock index futures and securities lending activities, it is yet to be determined how these financial instruments and borrowing facilities will develop and impact the China financial market.

Investments in China A Shares. The Funds have access to certain eligible China A Shares via the Shanghai-Hong Kong Stock Connect and the Shenzen-Hong Kong Stock Connect (“Stock Connect”). Stock Connect is a mutual market access program through which foreign investors such as the Funds can deal in selected securities listed on a PRC stock exchange through the Hong Kong Stock Exchange (“SEHK”) and the clearing house in Hong Kong.

Stock Connect currently is comprised of the following: a Northbound Trading Link, through which Hong Kong and overseas investors like the Funds, through their Hong Kong brokers and a securities trading service company established by SEHK, may purchase and hold securities listed on the Shanghai Stock Exchange (“SSE”) and Shenzen Stock Exchange (“SZSE”); and a Southbound link, through which PRC investors may purchase and hold shares listed on the SEHK.

Under Stock Connect, overseas investors, such as the Funds, may be allowed, subject to rules and regulations issued/amended from time to time, to trade certain China A Shares listed on the SSE or SZSE (the “Stock Connect Shares”) through the Northbound Trading Link. As of the date hereof, the eligible shares listed on the SSE or SZSE, consist of (a) the constituent stocks of the SSE 180 Index; (b) the constituent stocks of the SSE 380 Index; (c) all the SSE-listed China A Shares that are not included as constituent stocks of the relevant indices but which have corresponding H-Shares listed on SEHK, except (i) those SSE-listed shares which are not traded in RMB and (ii) those SSE-listed shares which are included in the “risk alert board;” and (d) certain selected securities listed on the SZSE including any constituent stock of the SZSE Component Index and SZSE Small/Mid Cap Innovation Index which has a market capitalization of RMB6 billion or above and all SZSE-listed shares of companies which have issued both China A-Shares and H shares. The list of eligible securities may be changed subject to the review and approval by the relevant Chinese regulators from time to time. Hong Kong and overseas investors may only trade and settle SSE Securities in RMB.

Risks associated with investing in China A shares through Stock Connect, include, but are not limited to, the following:

Quota Limitations Risk — Trading under Stock Connect is subject to quota limitations. A daily quota (“Daily Quota”) is imposed to limit the maximum net buy value of cross-boundary trades under Stock Connect for each day and will be reset every day. In particular, once the remaining balance of the Northbound Daily Quota drops to zero or the Northbound Daily Quota is exceeded during continuous trading or the opening call session, new buy orders will be rejected (though investors will be allowed to sell their cross- boundary securities regardless of the quota balance) for the remainder of the day. These quotas are not particular to the Funds, the Investment Manager or sub-manager, but apply to all market participants generally. If the Investment Manager or sub-manager is unable to purchase additional Stock Connect Shares, their ability to implement the Funds’ respective investment strategies may be adversely affected.

Manual or Block Trade Not Allowed — The investment options of the Funds are limited because manual trade, block trade, internalization or reporting are not allowed for Stock Connect Shares.

Suspension Risk — SEHK, SZSE and SSE reserve the right to suspend trading if necessary for ensuring an orderly and fair market and for managing risks prudently, which could adversely affect the relevant Funds’ ability to access the mainland China market.

Restrictions on Day Trading — An investor is only permitted to sell Stock Connect Shares on or after “T+1” day if such an investor buys Stock Connect Shares on “T” day because Stock Connect does not allow day (turnaround) trading. If the Funds wish to sell Stock Connect Shares on a specific trading day, the investment options of the Funds are consequently limited.

Differences in Trading Day — Stock Connect only operates on days when both the mainland China and Hong Kong markets are open for trading and when banks in all relevant markets are open on the corresponding settlement days. It is possible that there are occasions when it is a normal trading day for the mainland China market but Hong Kong and overseas investors cannot carry out any

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China A Share trading because it is not a day on which the Hong Kong market is open for trading. The Funds may be subject to a risk of price fluctuations in China A Shares during the time when Stock Connect is not trading as a result.

Clearing and Settlement and Custody Risks —The Hong Kong Securities Clearing Company Limited, a wholly-owned subsidiary of HKEx (“HKSCC”), and ChinaClear are responsible for establishing the clearing links, and each of HKSCC and ChinaClear is a participant of the other to facilitate clearing and settlement of cross-boundary trades. As the national central counterparty of China’s securities market, ChinaClear operates a comprehensive network of clearing, settlement and stock holding infrastructure. ChinaClear has established a risk management framework and measures that are approved and supervised by the China Securities Regulatory Commission (the “CSRC”). The possibility of ChinaClear defaulting is considered to be remote.

Should the remote event of a ChinaClear default occur and ChinaClear be declared as a defaulter, HKSCC will, in good faith, seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or through ChinaClear’s liquidation. In that event, the relevant Fund(s) may suffer delay in the recovery process or may not be able to fully recover its losses from ChinaClear.

The China A Shares traded through Stock Connect are issued in scripless form. As such, Hong Kong and overseas investors, such as the Funds, will not hold any physical China A Shares acquired through the Northbound Trading Link and should maintain their SSE Securities with their brokers’ or custodians’ stock accounts with the Central Clearing and Settlement System operated by HKSCC for clearing securities listed or traded on SEHK (the “Central Clearing System”).

Operational Risk —Stock Connect provides a new channel for investors from Hong Kong and overseas to access the China stock market directly. Stock Connect is premised on the functioning of the operational systems of the relevant market participants. Market participants are able to participate in this program subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. It should be appreciated that the securities regimes and legal systems of the China and Hong Kong markets differ significantly, and in order for the trial program to operate, market participants may need to address issues arising from the differences on an on-going basis. Further, the “connectivity” in the Stock Connect program requires routing orders across the border. This requires the development of new information technology systems on the part of the SEHK and exchange participants (e.g., the new order routing system to be set up by SEHK to which exchange participants need to connect). There is no assurance that the systems of the SEHK and market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in both markets through Stock Connect could be disrupted. The Funds’ ability to access the China A Share market (and hence to pursue their investment strategy) may be adversely affected.

Recalling Risk and Trading Restrictions —A stock may be recalled from the scope of eligible Stock Connect Shares for trading via Stock Connect for various reasons, and in such event, the stock can only be sold but will be restricted from being bought. The Investment Manager’s or sub-manager’s ability to implement the Funds’ investment strategies may be adversely affected.

Nominee Arrangements in Holding China A Shares —HKSCC is the “nominee holder” of the Stock Connect Shares acquired by overseas investors, such as the relevant Funds, through Stock Connect. The CSRC Stock Connect rules expressly provided that investors enjoy the rights and benefits of the SSE Securities acquired through Stock Connect in accordance with applicable laws. However, the courts in China may find that a nominee or custodian, as the registered holder of the Stock Connect Shares, has full ownership thereof. Even if the concept of beneficial owner is recognized under Chinese law, a Chinese court may find that those SSE Securities form part of the pool of assets of such nominee or custodian available for distribution to creditors of such nominee or custodian and/or that a beneficial owner has no rights whatsoever in respect thereof. Consequently, the Funds cannot ensure that the Funds’ ownership of Stock Connect Shares or title thereto is assured in all circumstances.

Under the rules of the Central Clearing System, HKSCC as nominee holder shall have no obligation to take any legal action or court proceeding to enforce any rights on behalf of the investors in respect of the Stock Connect Shares in China or elsewhere. Therefore, although the relevant Funds’ ownership may be ultimately recognized, these Funds may suffer difficulties or delays in enforcing their rights in China A Shares.

To the extent that HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, it should be noted that the Funds, or anyone acting on behalf of the Funds, will have no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that a Fund suffers losses resulting from the performance or insolvency of HKSCC.

Investor Compensation —Investments of a Fund through the Northbound Trading Link under Stock Connect will not be covered by Hong Kong’s Investor Compensation Fund (which was established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong), because such investments do not involve products listed or traded in SEHK or Hong Kong Futures Exchange Limited. On the other hand, because such investments are carried out through securities brokers in Hong Kong and not mainland Chinese brokers, they are also not protected by the China Securities Investor Protection Fund in China.

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Trading Costs —In addition to paying trading fees and stamp duties in connection with China A Share trading, the Funds may be subject to new portfolio fees, dividend tax and tax in connection with income arising from stock transfers under Stock Connect, which are yet to be determined by the relevant authorities.

Currency Risk —The price of RMB may fluctuate. If a Fund holds a class of shares denominated in a local currency other than RMB, that Fund will be exposed to currency risk if the Fund needs to convert the local currency into RMB for investments in China A Shares via Stock Connect. Such Fund will also incur conversion costs.

Local Market Rules, Foreign Shareholding Restrictions and Disclosure Obligations —Under Stock Connect, China listed companies and trading of China A Shares are subject to market rules and disclosure requirements in the China stock market. Any changes in laws, regulations and policies of the China A Shares market or rules in relation to Stock Connect may affect share prices. There are also foreign shareholding restrictions and disclosure obligations that are applicable to China A Shares acquired via Stock Connect.

The Funds will be subject to restrictions on trading (including a restriction on retention of proceeds) in China A Shares as a result of its interest in the China A Shares. The Funds are solely responsible for compliance with all notifications, reports and relevant requirements in connection with their interests in China A Shares.

Under the current mainland China rules, once an investor holds more than 5% of the shares of a company listed on the SSE or SZSE, the investor is required to disclose its interest within three working days during which time it cannot trade the shares of that company. The investor is also required to disclose any change in its shareholding and comply with related trading restrictions in accordance with the mainland China rules. According to existing mainland China practices, a Fund, as a beneficial owner of China A Shares traded via Stock Connect, cannot appoint proxies to attend shareholders’ meetings on its behalf.

Regulatory Risk —The CSRC Stock Connect rules are departmental regulations having legal effect in China. However, the application of such rules is untested, and there is no assurance that Chinese courts will recognize such rules, such as in liquidation proceedings of Chinese companies.

Stock Connect is novel in nature and is subject to regulations promulgated by regulatory authorities and to implementation rules made by the stock exchanges in mainland China and Hong Kong. Further, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border legal enforcement in connection with cross-border trades under Stock Connect.

The regulations are untested so far and there is no certainty as to how they will be applied. Moreover, the current regulations are subject to change. There can be no assurance that Stock Connect will not be abolished. The Funds which may invest in mainland China markets through Stock Connect may be adversely affected as a result of such changes.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid investments. Illiquid investments are any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment (including repurchase agreements in excess of seven days). Difficulty in selling securities may result in a loss or may be costly to a Fund. Under the supervision of the Board of Trustees of the Trust (the “Board”), each Fund’s Investment Manager determines the liquidity of the Fund’s investments and, through reports from the Investment Manager, the Board monitors investments in illiquid securities. In determining the liquidity of a Fund’s investments, various factors may be considered, including (i) the frequency and volume of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Initial Public Offerings

The Funds may purchase securities through initial public offerings (“IPOs”). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile and a Fund may only hold such securities for a short period of time. There is no guarantee that a Fund will be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. When a Fund is smaller in size, any gains or losses from IPO securities may have more impact on the Fund’s performance than when the Fund is larger in size. Although initial public offering investments may have a positive impact on the performance of a Fund, investors should not rely on past gains from initial public offerings as an indication of future performance. There can be no assurance that a Fund will have favorable IPO investment opportunities in the future or that a Fund’s investments in initial public offerings will have a positive impact on a Fund’s performance.

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Investment in Other Investment Companies, including Exchange Traded Funds

Each Fund may, subject to applicable law, invest in other investment companies (including investment companies managed by Mirae Asset USA and its affiliates), including money market funds and exchange traded funds (“ETFs”). In accordance with the 1940 Act, a Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company, and not more than 5% of the value of the Fund’s total assets may be invested in securities of any investment company. In some cases, a Fund may rely on orders from the SEC that permit such Fund to invest in certain ETFs beyond these percentage limits. Additionally, pursuant to the 1940 Act and the rules thereunder, and subject to certain conditions, these percentage limitations do not apply to investments in money market funds. Each Fund, pursuant to the 1940 Act and subject to certain conditions, may invest without limitation in affiliated and unaffiliated money market funds.

Investments in other investment companies are subject to market risk and selection risk. In addition, if a Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

In addition to the risks described above, investments in ETFs include additional considerations. Typically, assets underlying the ETF shares are stocks, though they may also be commodities or other instruments. ETFs that track a particular index or other benchmark generally increase in value as the value of the index or benchmark increases. However, in the case of inverse ETFs (also called “short ETFs” or “bear ETFs”), ETF shares are expected to increase in value as the value of the underlying index or benchmark decreases. Shares of an ETF are only redeemable in large blocks (typically, 50,000 shares) often called “creation units” by persons other than a fund, and are redeemed principally in-kind at each day’s next calculated net asset value. While traditional investment companies are continuously offered at net asset value, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.

Some of the risks of investing in an ETF are similar to those of investing in a mutual fund that has the same investment strategies. An index ETF and an index mutual fund generally both have tracking error risk (the risk of errors in matching the underlying assets to the index or other benchmark); and the risk that because it is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their net asset value and the risk that the ETFs may not be liquid. ETFs also may be leveraged, and therefore, there is a greater potential for loss. Additionally, most leveraged and inverse ETFs “reset” daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse index ETFs can deviate substantially from the performance of their underlying benchmark or index over longer periods of time, particularly in volatile periods.

Preferred Stock

Each Fund may invest in preferred stock. Preferred stock represents an equity or ownership interest in an issuer that is entitled to dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred stock and common stock. Preferred stock may be subject to option or mandatory redemption provisions.

Portfolio Turnover

Each Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other reasons, appears advisable to the Fund’s Investment Manager. In seeking to achieve its investment objective, each Fund may engage in active and frequent trading of portfolio securities. Accordingly, it is impossible to predict portfolio turnover rates. Therefore, each Fund’s portfolio turnover rate may be significantly higher or lower than what is listed below. The portfolio turnover rate is calculated by dividing the lesser of a Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high portfolio turnover rate involves certain tax consequences and correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne by the Funds.

Temporary Defensive Policies

Each Fund reserves the right to invest without limitation in other types of securities such as nonconvertible debt securities, government and money market securities of U.S. and non-U.S. issuers, or hold cash for temporary, defensive purposes. Such temporary defensive strategy will not be consistent with a Fund’s primary investment strategies.

Warrants and Rights

Each Fund may purchase warrants and participate in rights offerings. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to

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changes in the value of its underlying security. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders.

A warrant or right ceases to have value if it is not exercised prior to its expiration date. Warrants and rights are highly volatile and, therefore, more susceptible to sharp declines in value than the underlying security might be. Buying a warrant does not make the Fund a shareholder of the underlying stock and does not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. These factors can make warrants more speculative than other types of investments. They are also generally less liquid than an investment in the underlying securities.

Additional Information about Investment Strategies

Each Fund’s Investment Manager may use the MSCI Global Industry Classification System, Standard Industrial Classification (“SIC”) Codes or any other reasonable industry classification system (including systems developed by the Investment Manager) for purposes of the Funds’ investment restrictions and policies relating to industry concentration, and the approaches used by the Mirae Asset USA and the sub-manager may differ from one another.

In addition, each Fund’s Investment Manager may use definitions and standards to determine compliance with the investment policies, strategies and restrictions of the Fund it advises that are specific to that Investment Manager. For example, an Investment Manager may employ its own internally-developed definitions and standards in connection with characterizing a security as an “equity” or “debt” security, characterizing a security as a “growth” or “value” security, determining the composition of an “industry,” determining the scope of a “geographic region,” characterizing an investment as “income-producing” and characterizing an investment as a U.S. or non-U.S. investment. In addition, the definitions and standards used by a Fund’s Investment Manager may change over time and without notice to investors, and in certain cases an Investment Manager may use definitions for a Fund, which differ from the definitions and standards it uses for other series of the Trust or for other funds and accounts which it advises.

MANAGEMENT OF THE FUNDS

The Trust’s Leadership Structure

The business and affairs of the Trust are managed under the oversight of the Board, subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. The Board is responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Trust’s daily business operations.

The Board is currently comprised of four individuals (each, a “Trustee”), three of whom are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (each, an “Independent Trustee” and collectively, the “Independent Trustees”). Mr. Keith M. Schappert, an Independent Trustee, acts as Chairman of the Board (the “Chairman”). The Independent Trustees have retained independent legal counsel to assist them in their duties. The Chairman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, the Chairman consults with the other Independent Trustees and the Trust’s officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. The Board conducts regular, in-person meetings at least four times a year, and may hold special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Trust’s independent registered public accounting firm and legal counsel, to assist the Trustees in performing their oversight responsibilities.

The Board has established two standing committees – the Audit Committee and the Nominating and Governance Committee. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “Standing Board Committees,” below.

The Board has determined that this leadership structure, including the role of the Chairman being fulfilled by an Independent Trustee, is appropriate because it allows the Board to effectively perform its oversight responsibilities.

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Risk Oversight

The Board of Trustees performs its risk oversight function for the Trust through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through Mirae Asset USA, the sub-manager and other service providers, Trust officers and the Trust’s Chief Compliance Officer. The Trust is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Funds is the responsibility of Mirae Asset USA, the sub-manager or other service providers (depending on the nature of the risk) that carry out the Trust’s investment management and business affairs. Each of Mirae Asset USA, the sub-manager and the other service providers have their own independent interest in risk management and their policies and methods of risk management depends on their functions and business models and may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides oversight by receiving and reviewing on a regular basis reports from Mirae Asset USA, the sub-manager or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Trust’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Trust’s Chief Compliance Officer to discuss compliance reports, findings and issues. The Board also relies on Mirae Asset USA, the sub-manager and other service providers with respect to the day-to-day activities of the Trust, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Trust’s business and reputation.

Board oversight of risk management is also provided by various Board committees. For example, the Audit Committee meets with the Trust’s independent registered public accounting firm to ensure that the Trust’s audit scope includes risk-based considerations as to the Trust’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

Trustees Experience, Qualifications and/or Skills

The information below includes each Trustee’s principal occupations during the last five years. Each Trustee possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Trustee. The cumulative background of each Trustee led to the conclusion that each Trustee should serve as a Trustee for the Trust. Mr. Keith M. Schappert has over 40 years of business and consulting experience in the area of investment management. He also currently serves on the boards of directors of other registered investment companies and on the board of trustees of investment management firms. Mr. John F. McNamara has over 35 years of business experience in the area of finance and investment products. He served on the board of directors of another registered investment company and on the boards of hedge funds. Mr. Enrique Arzac has over 35 years of business and consulting experience in the areas of finance, trade and economics and academic experience as a professor of finance and economics. Mr. Arzac also currently serves on the boards of directors of other registered investment companies and on the board of directors of an investment management and investment advisory services company. Mr. Peter T.C. Lee has over 20 years of experience in the areas of investment management, strategy, research and marketing. He is Chief Executive Officer and Chief Investment Officer of Mirae Asset USA and leads the global investment committee.

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The tables below set forth certain information about the Trustees and officers of the Trust. The business address of each Trustee and officer is 625 Madison Avenue, 3rd Floor, New York, New York 10022. Each Trustee serves until his successor is elected and qualified, or until his death, resignation, or removal as provided in the Trust’s governing documents or by statute. Each elected officer is elected by, and serves at the pleasure of, the Board.

Board of Trustees:
				Number of
		Term of Office		Funds in Trust	Other Public
	Position Held	and Length of	Principal Occupation(s)	Overseen by	Directorships Held
Name and Date of Birth	with the Trust	Service	During Past Five Years	Trustee	in the Past Five Years
Independent Trustees:
Enrique R. Arzac (1941)	Trustee and Chairman of the Audit Committee	2010 to present	Professor of Finance and Economics at the Graduate School of Business, Columbia University since 1971 (Professor Emeritus since 2015).	6

Director of Adams Diversified Equity Fund; Director of Adams Natural Resources Fund; Director of Credit Suisse Asset Management Funds (two closed-end funds, eight open-end funds and one variable annuity fund, each an investment company) from 1990 to 2017; Director of Aberdeen Asset Management- advised Funds (six closed end investment companies) from 2009-2018; Director of Credit Suisse Next Investors, LLC (private investment company); Director of Credit Suisse Park View BDC, Inc. (private business development company) from 2015 to 2017; Director of Epoch Holding Corporation (an investment management and investment advisory services company) from 2006 to March 2013; Director of ETF Securities USA LLC (investment company) since April 2018

John F. McNamara (1942)	Trustee	Trustee (2010 – present); Chairman of the Board (2010 to January 2019)	Retired.	6	None
Keith M. Schappert (1951)	Trustee, Chairman of the Board and Chairman of the Nominating and Governance Committee	Trustee (2010 to present); Chairman of the Board (January 2019 to present)	President of Schappert Consulting LLC (investment industry consulting) since 2008.	6

Director of The Commonfund

(investment management); Director of Calamos Asset Management, Inc. (investment management) from August 2012 to March 2017; Director of the Angel Oak Flexible Income Fund (investment management); Director of Metropolitan Series Fund, Inc. from August 2009 to June 2015 (investment management); Director of Met Investors Series Trust from April 2012 to June 2015 (investment management)

Interested Trustee Peter T.C. Lee (1965)	Trustee	August 2016 to present	Chief Executive Officer and Chief Investment Officer of Mirae Asset Global Investments (USA) LLC since November 2016 and Head of Emerging Markets Investment Strategist from February 2011 to May 2012; Executive Managing Director (Chief Investment Officer), Global Investments Unit, of Mirae Asset Global Investments Co. Ltd. since May 2012.	6	None

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Officers:
Name and Date of Birth	Position Held with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Peter T.C. Lee (1965)	President	2016 to present	Chief Executive Officer and Chief Investment Officer of Mirae Asset Global Investments (USA) LLC since November 2016 and Head of Emerging Markets Investment Strategist from February 2011 to May 2012; Executive Managing Director (Chief Investment Officer), Global Investments Unit, of Mirae Asset Global Investments Co. Ltd. since May 2012.
Robert Shea (1966)	Vice President Secretary	August 2016 to present March 2013 to August 2016

Chief Marketing Officer of Mirae Asset Global Investments (USA) LLC since January 2018, Chief Operating Officer from March 2013 to January 2018 and Head of Finance and Operations from July 2009 to March 2013; Chief Financial Officer of Horizons ETFs Management (US) LLC since February 2017; Director and Executive Vice President of Horizons ETFs Management (USA) LLC from October 2012 to February 2017.

Thomas N. Calabria* (1968)	Secretary Chief Compliance Officer	August 2016 to present February 2017 to present

Chief Compliance Officer of Mirae Asset Global Investments LLC since May 2014 and Horizons ETFs Management (US) LLC since February 2017; Chief Compliance Officer of Horizons ETFs Management (USA) LLC from May 2014 to February 2017; Chief Compliance Officer of Burnham Asset Management from 2007 to 2014 and Burnham Investors Trust from 2006 to 2014.

Joel Engle (1965)	Treasurer	2010 to present	Senior Vice President of Citi Fund Services Ohio, Inc. since December 2007.
* The Trust’s Chief Compliance Officer’s compensation is reviewed and approved by the Trust’s Board of Trustees and paid by the Investment Manager, not by the Trust.

Standing Board Committees

The Trust has an Audit Committee and a Nominating and Governance Committee (the “Governance Committee”). Each of the Audit Committee and the Governance Committee consists of all the Independent Trustees, namely Enrique R. Arzac, John F. McNamara and Keith M. Schappert.

Mr. Enrique R. Arzac serves as chairman of the Audit Committee. In accordance with its written charter, the Audit Committee’s primary purposes are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Funds, the qualifications and independence of the Funds’ independent registered public accounting firm, and the Funds’ compliance with legal and regulatory requirements. The Audit Committee reviews the scope of the Funds’ audits, the Funds’ accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Funds’ independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Funds by the independent registered public accounting firm and all permissible non-audit services provided by the Funds’ independent registered public accounting firm to each Fund’s Investment Manager and any affiliated service providers if the engagement relates directly to the Funds’ operations and financial reporting. During the Trust’s fiscal year ended April 30, 2018, the Audit Committee met three times.

Mr. Keith M. Schappert serves as chairman of the Governance Committee. The Governance Committee will accept nominees recommended by each Fund’s shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. During the Trust’s fiscal year ended April 30, 2018, the Governance Committee met two times.

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Share Ownership

The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of each Fund and all series of the Trust as of December 31, 2018.

Trustees	Mirae Asset Emerging Markets VIT Fund	Mirae Asset EM Great Consumer VIT Fund	Aggregate Dollar Range of Shares Owned of All Series of the Trust
Independent Trustees:
Enrique R. Arzac	None	None	Over $100,000
John F. McNamara	None	None	Over $100,000
Keith M. Schappert	None	None	None
Interested Trustees:
Peter T.C. Lee	None	None	None

As of December 31, 2018, none of the Trustees or their immediate family members, with the exception of Mr. Lee who is an Interested Trustee by virtue of his position as Chief Executive Officer of Mirae Asset USA, beneficially owned securities of Mirae Asset USA, the sub-manager of the Funds, the Trust’s distributor or any person directly or indirectly controlling, controlled by or under common control with Mirae Asset USA, the sub-manager or the Trust’s distributor.

Trustee Compensation

Each Independent Trustee is paid as compensation an annual retainer of $59,000 paid quarterly for his services as a Trustee of the Trust. Effective January 1, 2019, this annual retainer is reduced by $4,000 for each regular meeting an Independent Trustee attends by telephone or videoconference. The Chairman of the Board is paid an additional annual retainer of $10,000 paid quarterly, the Chairman of the Audit Committee is paid an additional annual retainer of $5,000 paid quarterly and the Chairman of the Governance Committee is paid an additional annual retainer of $2,500 paid quarterly. Each Independent Trustee is reimbursed for his out-of- pocket expenses in accordance with a Board policy on travel and other business expenses relating to his attendance at Board and Committee meetings.

The table below sets forth the compensation each fund expects to pay the Independent Trustees for their services for the fiscal year ending April 30, 2019 and the aggregate compensation paid by the Trust to the Independent Trustees for their service for the fiscal year ending April 30, 2018.

	Independent Trustees[1]
Compensation from	Enrique R. Arzac[2]	John F. McNamara[3]	Keith M. Schappert[4]
Emerging Markets VIT Fund	$0	$0	$0
EM Great Consumer VIT Fund	$0	$0	$0
Pension or Retirement Benefits Accrued as Part of Funds Expenses	None	None	None
Estimated Annual Benefits Upon Retirement	None	None	None
Aggregate Compensation from All Series of the Trust	$67,000	$72,000	$67,000

1	Mr. Lee, an Interested Trustee, is not compensated from the Funds for his service as an Interested Trustee.
2	Includes compensation as Audit Committee Chairman.
3	Includes compensation as Board Chairman. Mr. McNamara was Board Chairman through December 31, 2018.
4	Includes compensation as Governance Committee Chairman and Board Chairman. Mr. Schappert became Board Chairman on January 1, 2019.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of the date of this SAI, the Funds had no shares outstanding.

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A shareholder who owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a “control person” (as defined under applicable securities laws) of the Fund. A control person’s vote could have more significant effect on matters presented to shareholders for approval then the vote of other Fund shareholders.

As of April 1, 2019, all Trustees and officers of the Trust, as a group, owned beneficially (as that term is defined in Section 13(d) of the Securities Exchange Act of 1934) less than 1.00% of the outstanding shares of any class of any Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Services

Mirae Asset Global Investments (USA) LLC (previously defined as “Mirae Asset USA”) is the investment manager for each Fund. Mirae Asset USA, a Delaware limited liability company with its office located at 625 Madison Avenue, 3rd Floor, New York, New York 10022, is a majority-owned subsidiary of Mirae Asset Global Investments Co., Ltd. (“Mirae Asset Korea”). Mirae Asset USA provides global investment advisory services.

Under its investment management agreement with the Trust on behalf of each Fund (collectively, the “Investment Management Agreement”), Mirae Asset USA agrees to provide, or arrange for the provision of, investment advisory and certain management services to each Fund, subject to the oversight and supervision of the Board. Mirae Asset USA is also obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder.

Mirae Asset USA, with respect to each Fund, has entered into a sub-management agreement (“Sub-Management Agreement”) with Mirae Asset Global Investments (Hong Kong) Ltd. (“Mirae Asset Hong Kong”). Pursuant to the Sub-Management Agreement, Mirae Asset USA will compensate the sub-manager with a portion of the management fee it receives from the Fund, if any, for providing sub-advisory services to such Fund. Mirae Asset Hong Kong has agreed that Mirae Asset USA will reduce the amount of the sub-management fee payable to Mirae Asset Hong Kong each month by an amount equal to 35% of any amounts waived or reimbursed by Mirae Asset USA during such month. Mirae Asset Hong Kong is not entitled to recapture any of these fee reductions at any time in the future, even if Mirae Asset USA is repaid any of its waived or reimbursed fees. Mirae Asset Hong Kong, Level 15, Three Pacific Place, 1 Queen’s Road East, Hong Kong, was established in December 2003 and engages in portfolio management activities.

Mirae Asset Hong Kong, Level 15, Three Pacific Place, 1 Queen’s Road East, Hong Kong, was established in December 2003 and engages in portfolio management activities primarily for individuals, institutional investors and investment trusts.

Pursuant to the Investment Management Agreement, each Fund pays Mirae Asset USA a monthly management fee at an annual rate of such Fund’s average daily net assets as set forth below:

Fund	Management Fee Rate
Emerging Markets VIT Fund	0.99%

EM Great Consumer VIT Fund	0.99%

With respect to each Fund, Mirae Asset USA has contractually agreed to waive its management fee and, if necessary, to reimburse fees and/or expenses to each Fund so that total operating expenses (excluding interest expense, taxes, brokerage commissions, expenses incurred as a result of the Fund’s investments and other extraordinary expenses) of the Fund do not exceed the percentages specified below through August 31, 2020:

Fund	Share Class	Operating Expense Limit (as a percentage of average daily net assets)
Emerging Markets VIT Fund	Class I	1.15%
EM Great Consumer VIT Fund	Class I	1.15%

If, within three years following any amounts waived or reimbursed, the operating expenses of such Fund are less than the expense limit for such Fund, the Fund may have to repay Mirae Asset USA all or a portion of the fees waived or reimbursed during the three-year period. Amounts recaptured under the agreement, if any, are limited to the lesser of (i) the expense limitation in effect at the time of the waiver or reimbursement and (ii) the expense limitation in effect at the time of the recapture with respect to that Fund under the agreement. To receive any such repayment, Mirae Asset USA or an affiliate must be the investment manager or administrator to the applicable Fund at the time of payment, and the Board of Trustees must approve the payment of such reimbursement. The expense limitation agreement may be terminated prior to August 31, 2020 upon 90 days’ prior written notice by a majority of the Independent Trustees of the Trust or by a majority of the outstanding voting securities of the applicable Fund.

As of the date of this SAI, the Funds have not made any payments to Mirae Asset USA pursuant to the Investment Management Agreement.

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Control of Mirae Asset USA and the Sub-Manager

Mirae Asset USA. Mirae Asset USA is a majority-owned subsidiary of Mirae Asset Korea and an indirect minority-owned subsidiary of Mirae Asset Hong Kong. Mirae Asset Korea is a leading financial services company in Korea and is the headquarters for the Mirae Asset Global Investments Group, of which Mirae Asset USA is a member.

Mirae Asset Hong Kong. Mirae Asset Hong Kong is wholly owned by Mirae Asset Korea. Mirae Asset Korea is a leading financial services company in Korea and is the headquarters for the Mirae Asset Global Investments Group, of which Mirae Asset Hong Kong is a member.

Portfolio Managers

As described in the Prospectus, the day-to-day management of each Fund's portfolio is the primary and/or joint responsibility of a team of one or more Mirae Asset portfolio managers. These individuals may also have responsibility for the day-to-day portfolio management of other funds and accounts that are not a part of the Trust.

Management of Other Funds and Accounts. The following table sets forth information about funds and accounts other than the Fund for which the portfolio managers are jointly and primarily responsible for the day-to-day portfolio management as of February 28, 2019.

	Number of Other Accounts Managed and Assets by Account Type[1]
	Registered Investment Companies[2]		Other Pooled Investment Vehicles		Other Accounts
Names of Portfolio Managers	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed

Emerging Markets VIT Fund
William Malcolm Dorson	2	$402.8 million	5	$158.6 million	0	$0
Rahul Chadha	2	$105.2 million	9	$824.2 million	1	$198.8 million
Vineet Thodge	0	$0	1	$39.96 million	0	$0
EM Great Consumer VIT Fund
William Malcolm Dorson	2	$402.8 million	5	$158.6 million	0	$0
Joohee An	1	$334 million	5	$870.8 million	0	$0
Sol Ahn	0	$0	1	$217.7 million	0	$0
1 None of the portfolio managers managed any accounts or assets that charge performance-based fees as of February 28, 2019.
2 If an account is managed by a team, the total number of accounts and assets have been allocated to each respective team member. Therefore, most accounts and assets have been counted two or more times.

Securities Ownership of Portfolio Managers. As of the date of this SAI, the portfolio managers listed above did not own beneficially any securities issued by the Funds.

Portfolio Manager Compensation Structure. The portfolio managers receive a combination of base compensation and discretionary compensation consisting of a cash bonus. The methodology used to determine each portfolio manager’s compensation is applied across all accounts managed by the portfolio manager.

Base Salary Compensation. Each portfolio manager receives a fixed base salary that takes into account the portfolio manager’s experience and responsibilities.

Discretionary Compensation. In addition to base compensation, the portfolio managers may receive discretionary compensation in the form of a cash bonus. Bonuses are based on a number of factors, including the profitability of the Mirae Asset Global Investments Group, which includes Mirae Asset USA, Mirae Asset Hong Kong and its affiliates, and the employee’s contributions to the firm, such as the performance of accounts managed by the employee, leadership position in the firm and participation in firm marketing efforts and other activities. Market conditions and performance relative to the benchmark or peer group of the Fund or other account may also be considered.

Potential Material Conflicts of Interest. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day- to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager’s time and attention among relevant accounts, and (iii) circumstances where Mirae Asset USA and/or a sub-manager (if applicable) has an incentive fee arrangement, including a performance-based fee, or other interest with respect to one account that does not exist with respect to other accounts.

Administrator and Fund Accounting Agent

Citi Fund Services Ohio, Inc. (“Citi”) serves as the Trust’s administrator (in its capacity as the administrator, the “Administrator”) and

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fund accounting agent (in its capacity as the fund accounting agent, the “Fund Accounting Agent”) pursuant to a services agreement (the “Services Agreement”). Citi has its principal business offices at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219. Citi and its affiliates also serve as administrator or sub-administrator and fund accounting agent to other mutual funds.

The Trust and Citi have entered into the Services Agreement whereby Citi, as Administrator, provides, or arranges for the provision of, certain administrative and accounting services for the Funds, including maintaining the books and records of each Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. Pursuant to the Services Agreement, Citi, as Fund Accounting Agent, performs record maintenance, accounting, financial statement and regulatory filing services for each Fund.

The Services Agreement provides that Citi shall not be liable for any error of judgment or mistake of law or for any loss or damage resulting from the performance or non-performance of its duties under the Services Agreement unless directly caused by or resulting from the negligence, bad faith or willful misconduct of Citi, its officers or employees. Citi’s liability is limited to an amount agreed upon between Citi and the Trust.

For its services as Administrator, Citi receives fees from each Fund calculated daily and paid monthly equal to the greater of (i) $5,833.33 or (ii) the sum of 0.015% of the first $1 billion in net assets of such Fund and 0.010% of the net assets of the Fund in excess of $1 billion. For its services as Fund Accounting Agent, Citi receives fees from each Fund calculated daily and paid monthly equal to the greater of (i) $2,500 or (ii) the sum of 0.015% of the first $1 billion in net assets of such Fund and 0.010% of the net assets of the Fund in excess of $1 billion. Citi also receives fees for certain additional services and reimbursement for out-of-pocket expenses. Citi or its affiliates do not pay any Fund fees, expenses or costs.

Distributor

Funds Distributor, LLC (the “Distributor”) serves as the distributor of the Trust and each Fund. The Distributor has its principal business offices at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor and its affiliates also serve as the principal underwriter to other mutual funds. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Trust and the Distributor are parties to a distribution agreement (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for each Fund. The Distributor distributes shares of each Fund through financial intermediaries who may be members of The Financial Industry Regulatory Authority, Inc. (“FINRA”) and who have executed dealer or selling group agreements with the Distributor. The Distributor continually distributes shares of each Fund on a best efforts basis; a Fund or the Distributor reserves the right to suspend or discontinue distribution. The Distributor is not obligated to sell any specific amount of Fund shares. The Distributor and its officers have no role in determining the Funds’ investment policies or which securities are to be purchased or sold by the Funds.

The Distributor may enter into agreements with selected broker-dealers, insurance companies or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Investment Manager, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

With respect to each Fund, the continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of such Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding shares of such Fund, or by the Distributor, upon not more than 60 days’ written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Funds or their respective shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Transfer and Dividend Disbursing Agent

FIS Investor Services LLC., with its principal offices at 4249 Easton Way, Suite 400, Columbus, Ohio 43219, serves as the Trust’s transfer and dividend-disbursing agent (in its capacity as the transfer and dividend-disbursing agent, the “Transfer Agent”) pursuant to a transfer agency services agreement (the “TA Services Agreement”). Pursuant to the TA Services Agreement, the Transfer Agent performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Custodian

Citibank, N.A. (in its capacity as the custodian, the “Custodian”), with its principal offices at 111 Wall Street, New York, New York

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10005, serves as the Trust’s custodian pursuant to a Global Custodial Services Agreement (the “Custodian Agreement”). Pursuant to the Custodian Agreement, the Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the Funds’ independent registered public accounting firm and provides audit and tax compliance services.

Legal Counsel

Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103, serves as legal counsel for the Trust and also serves as independent legal counsel to the Independent Trustees.

Code of Ethics

Mirae Asset USA, Mirae Asset Hong Kong, Citi Fund Services Ohio, Inc. (the Administrator) and the Trust have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees’ fiduciary responsibilities regarding the Funds, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the codes of ethics may invest in securities for their own investment accounts, including securities that may be purchased or held by the Funds.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, each Fund’s Investment Manager is primarily responsible for the execution of the Fund’s portfolio transactions. In effecting such transactions, a Fund’s Investment Manager seeks to obtain best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and the facilities of the firm involved and the firm’s risk in positioning a block of securities. The Investment Manager views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms. Although the Investment Manager generally seeks reasonably competitive dealer spreads or commission rates, the Funds do not necessarily pay the lowest spread or commission available for any particular transaction.

In selecting brokers or dealers to execute portfolio transactions, a Fund’s Investment Manager considers factors it deems relevant in the context of a particular trade. These factors may include, but are not limited to, (i) price, including commissions; (ii) risks taken in positioning a block of securities; (iii) broad market coverage resulting in a continuous flow of information regarding bids and offers; (iv) the full range of brokerage services provided by the broker; (v) the broker’s capital strength, creditworthiness, stability and reputation; (vi) the quality of the investment research and the investment strategies provided; (vii) special execution capabilities; and (viii)      clearance, settlement, custody, recordkeeping and other services provided by such broker.

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, under certain circumstances, to pay higher commissions to a broker-dealer that provides certain research and brokerage services to such investment adviser in connection with the investment decision-making process. Brokerage and research services include, but are not limited to, (i) furnishing advice on portfolio strategy; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). A Fund’s Investment Manager may use such commissions or “soft dollars” to obtain certain research and brokerage services from one or more broker-dealers, which potentially could cause such Fund to pay a higher commission than other brokers would charge, but only if the Investment Manager determines in good faith that the commission is reasonable in relation to the value of the services provided. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the Investment Manager assesses the reasonableness of commissions in light of the total brokerage and investment research services provided by each such broker-dealer.

From time to time, a Fund may purchase new issues of securities in a fixed price offering. In such circumstances, the broker may be a member of the selling group that will, in addition to selling securities, provide a Fund’s Investment Manager with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. These arrangements may not fall within the safe harbor of Section 28(e).

Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities, although, as noted above, each Fund will endeavor to achieve the best net results in effecting such transactions.

Transactions with Affiliates

Each Fund is prohibited from engaging in certain transactions involving brokers who are affiliated with the Funds absent an exemptive order under the 1940 Act. Without such an order, the Funds are prohibited from engaging in portfolio transactions with an affiliated broker acting as principal. In addition, each Fund is subject to limitations on purchasing securities in offerings in which an affiliated broker participates as an underwriter and may only effect such transactions in accordance with Rule 10f-3 under the 1940 Act.

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Each Fund may execute brokerage transactions with affiliated brokers. Payments of commissions to affiliated brokers will be made in accordance with Rule 17e-1 under the 1940 Act. The Trust has adopted procedures pursuant to which a Fund’s Investment Manager, Mirae Asset USA, and the sub-manager to a Fund, Mirae Asset Hong Kong, may direct orders to its affiliates to effect securities transactions on behalf of a Fund pursuant to Rule 17e-1 of the 1940 Act only if:

(1)	the commission, fee, or other remuneration received or to be received by the affiliated broker shall be reasonable and fair compared to the commission, fee, or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time;
(2)	the Board, including a majority of the Independent Trustees, shall make and approve any changes to these procedures as they deem necessary and determine no less frequently than quarterly that all transactions effected pursuant to the Rule during the preceding quarter were effected in compliance with such procedures; and
(3)	the Investment Manager promptly after the close of each quarter shall cause to be compiled a report of all commissions paid to any affiliated broker, including the terms of the transactions, during the preceding quarter. These reports shall be presented quarterly for review by the Board and, if required, for such action as the Board, including a majority of the Independent Trustees of the Trust shall deem best advised;

Notwithstanding (1) above, the fees, commissions or other remuneration paid by a Fund shall not exceed:

(a)	2% of the sales price of the securities if the sale is effected in connection with a secondary distribution of such securities; or
(b)	1% of the purchase or sale price of such securities if the sale is otherwise effected, unless the SEC shall by rule, regulation or order permit a larger commission.

Trade Allocation

Securities considered for investment by a Fund may also be appropriate for other investment accounts or clients managed by the Fund’s Investment Manager or its affiliates. Whenever decisions are made to buy or sell securities by a Fund and one or more of such other accounts simultaneously, the Fund’s Investment Manager will allocate the security transactions (including “new” issues) in a manner to ensure that no account or client is treated unfairly in relation to any other account or client. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. Allocations of securities will be made first by determining the clients and accounts for which a particular security is appropriate. If the security is appropriate for more than one client or account, an allocation among such clients and accounts will be made on a pro rata basis. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. In certain cases, these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund. It is also possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to a Fund.

Commissions Paid

Each Fund may pay compensation, including both commissions and spreads, in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a Fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

Each Fund’s Investment Manager effects portfolio transactions without regard to holding period, if, in its judgment, such transactions are advisable in light of a change in circumstance in general market, economic or financial conditions. As a result of these investment policies, the Funds may engage in a substantial number of portfolio transactions. Variations in turnover rate may be due to fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in a Fund’s Investment Manager’s investment outlook.

As of the date of this SAI, the Funds had not paid any brokerage commissions.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has approved policies and procedures with respect to the disclosure of information about each Fund’s portfolio holdings, as described below. The policies and procedures are intended to prevent the misuse of material non-public information regarding portfolio holdings. The Board provides oversight of compliance with the policies and procedures adopted or approved by the Trust, Mirae Asset USA, the sub-manager, the Administrator, the Distributor and the Transfer Agent.

In accordance with the rules established by the SEC, each Fund sends semi-annual and annual reports to shareholders that contain a complete list of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end.

Additionally, each Fund is required to disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q within 60 days of quarter-end. Generally within five days of filing with the SEC, each Fund’s portfolio holdings, as reported in the semi-annual and annual reports and the Form N-Qs, will be available on the Trust’s website at http://investments.miraeasset.us and are available upon request at no cost by contacting the Trust at 1-888-335-3417. Each Fund will also post a complete list of its month-end portfolio holdings on the Trust’s website 30 days or more after month-end and disclose its top ten holdings approximately

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15 days or more after calendar quarter-end. Each Fund may also disclose the top three and bottom three performing holdings in quarterly commentaries that are released within 30 days after calendar quarter-end.

Public portfolio holdings information may be provided to independent third-party fund reporting services, such as Lipper or Morningstar. Such information shall be delivered at the same time it is filed with the SEC or no earlier than the date such information is posted on the website as described above. In order to deliver the information earlier, the applicable Fund must obtain the prior written approval of Mirae Asset USA and the sub-manager. In addition, the fund reporting service must enter into an agreement to keep the information confidential and not to trade on such information. Between regular Board meetings, the release of non-public portfolio securities holding information requires the approval of the President or a Trustee of the Trust. Such approval, if any, is reported to the full Board and the Trust’s Chief Compliance Officer, with an explanation as to why the release of such information was in the best interests of the Fund’s shareholders.

The Funds may distribute portfolio holdings information to due diligence departments of broker-dealers, wirehouses and other financial institutions (“Financial Intermediaries”) that regularly analyze the portfolio holdings of mutual funds before their public disclosure, provided that (i) the recipient agrees not to distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling a Fund’s shares, (ii) the recipient agrees not to use the information for investment or trading purposes and (iii) the recipient signs a written confidentiality agreement. As of the date of this SAI, there are no arrangements with Financial Intermediaries pursuant to the above policy.

Pursuant to the Trust’s policies and procedures, except as provided above, each Fund’s portfolio holdings information may not be released prior to the information becoming public. The policy prohibiting the selective disclosure of portfolio holdings applies to all categories of persons, including individual investors, institutional investors, the Distributor, intermediaries that distribute the applicable Fund’s shares, third-party service providers, rating and ranking organizations and the Fund’s affiliates. Certain limited exceptions (noted above and below) have been approved by the Board. In addition, the Trust has adopted and approved policies and procedures, including a Code of Ethics and various policies regarding securities trading and trade allocations to address potential conflicts of interest that may arise. As part of its oversight, the Board receives reports from the Trust’s Chief Compliance Officer regarding the Funds’ and their service providers’ compliance with these policies, including, if applicable, information with respect to any violations of these procedures and how such violations/conflicts were resolved.

Material non-public information regarding portfolio holdings may be provided as part of the necessary day-to-day operation of the Funds to certain entities on a confidential basis. These entities must either have an explicit agreement to, or by virtue of their respective duties to the applicable Fund are required to, maintain the confidentiality of the information disclosed and may not trade on such information except as necessary in providing services to the Fund. Accordingly, each Fund, on an ongoing periodic basis, may, or cause the Investment Manager or sub-manager to, disclose non-public portfolio holdings information (on a confidential basis) to the following entities or persons:

•	The Trust’s Board of Trustees
•	The Trust’s Transfer Agent
•	The Trust’s Distributor
•	The Trust’s Administrator, Custodian and securities lending agent (if any)
•	The Trust’s independent registered public accounting firm
•	The Trust’s legal counsel

Although the Trust, in many cases, will disclose current portfolio holdings on a daily basis to certain of these entities or persons, the Trust believes each of the foregoing recipients, pursuant to contractual or fiduciary obligations, is required to keep all non-public information confidential and is prohibited from trading based on the information, except as necessary in providing services to the Funds.

When engaged in purchasing, selling or lending Fund securities, a Fund may disclose certain information about one or more of the security positions it owns. Although the Funds do not have separate non-disclosure agreements with each of these trading entities or lending agents, they will cease doing business with any entity believed to be misusing the information.

None of the Funds, Mirae Asset USA, the sub-manager or their respective affiliates receive any compensation or other consideration with respect to disclosures of portfolio holdings. If Mirae Asset USA or the sub-manager or any affiliate desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the Trust’s SAI.

Although the Trust has adopted these policies and procedures with respect to the selective disclosure of Fund portfolio holdings information, there is no guarantee that individuals and firms who receive portfolio holdings information will not misuse of such information.

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Payments to Intermediaries

Mirae Asset USA and/or its affiliates may compensate intermediaries that distribute shares of a Fund or service investors in a Fund or may, at the discretion of a retirement plan’s named fiduciary, make payments to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. Factors considered in determining whether to pay these additional amounts, include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, access to an intermediary’s personnel, and other factors. In addition to such payments, Mirae Asset USA and/or its affiliates may offer other incentives such as sponsorship of educational or client seminars relating to current issues and/or products, assistance in training and educating the intermediaries’ personnel, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment and meals. Mirae Asset USA and/or its affiliates anticipate that payments will be made to multiple intermediaries, including broker-dealers, Participating Insurance Companies and other financial firms, and these payments may be significant. As permitted by SEC and FINRA rules and other applicable laws and regulations, Mirae Asset USA and/or its affiliates may pay or allow other incentives or payments to intermediaries.

Some payments, which are sometimes referred to as “revenue sharing,” may represent a premium over payments made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or a share class over others offered by competing fund families. “Revenue sharing” payments include payments for distribution-related expenses, such as marketing, promotional or related expenses, to financial intermediaries through which investors may purchase shares of a Fund. In some circumstances, these revenue sharing payments may create an incentive for a Participating Insurance Company or financial intermediary or its representatives to recommend or sell shares of a Fund to you. Please contact your financial intermediary or Participating Insurance Company for details about revenue sharing payments it may receive. Payments for these purposes are made by Mirae Asset USA or an affiliate from their own resources and may vary. It is expected that Mirae Asset USA or an affiliate will make payments to these and other intermediaries for similar purposes in the future.

In addition, Mirae Asset USA and its affiliates may out of their own resources pay additional cash or non-cash incentives to Participating Insurance Companies and other financial intermediaries to encourage the sale of the Funds’ shares. These additional payments may take the form of, among other things, “due diligence” payments for an intermediary’s examination of the Funds and payments for providing extra employee training and information relating to the Funds; “listing” fees for the placement of the Funds on an intermediary’s list of mutual funds available for purchase by its customers; “marketing support” fees for providing assistance in promoting the sale of the Funds’ shares; payments for the sale of shares; payments for shareholder servicing; CUSIP fees; NSCC Account fees; maintenance fees; set-up fees regarding establishment of new accounts; sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition; and occasional meals, entertainment, tickets to sporting or other events, nominal gifts and travel and lodging (subject to applicable rules and regulations). These payments may create an incentive for your financial intermediary to sell and recommend certain investment products, including the Funds, over other products for which it may receive less compensation. You may contact your financial intermediary if you want information regarding the payments it receives.

PURCHASE AND REDEMPTION OF SHARES

Additional Information About Purchasing Shares

Due to the desire of the Funds to afford ease of redemption, certificates will not be issued to indicate ownership in any Fund.

The Funds do not offer their shares to the general public but instead offer shares only to the separate accounts of Participating Insurance Companies. The Trust has entered into an agreement with the insurance company sponsor of each separate account (participation agreement) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Funds. For information concerning the purchase of shares of the separate accounts, see your Policy Prospectus.

Share Price

Purchases will be filled at the net asset value next computed after receipt of a purchase order that is complete and in good order. The net asset value normally will be computed as of the close of regular trading on each day during which the New York Stock Exchange (the “NYSE”) is open for trading. Orders received after the close of regular trading on the NYSE will be executed at the next day’s net asset value. If the order has been placed by a member of FINRA, it is the responsibility of the member broker, rather than the Fund, to forward the purchase order to the Transfer Agent by the close of regular trading on the NYSE.

Other Information

The Trust may authorize certain members of FINRA other than the Distributor to accept purchase and redemption orders for each Fund’s shares. Those brokers may also designate other parties to accept purchase and redemption orders on each Fund’s behalf. Orders for purchase or redemption will be deemed to have been received by the applicable Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between each Fund and the broker, ordinarily orders will be priced at such Fund’s net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of a Fund’s shares are arranged and settlement is made at an investor’s election through any other authorized FINRA

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member, that member may, at its discretion, charge a fee for that service. The Board has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board and the Distributor may suspend or terminate the offering of shares of any Fund at any time for any reason.

The tax identification number section of the application must be completed when opening an account. Applications and purchase orders without a correct certified tax identification number and certain other certified information (e.g., from exempt organizations, certification of exempt status) will be returned to the investor. Each Fund reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified social security or other tax identification number. A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period.

Each Fund may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company or personal holding company, subject to the requirements of the 1940 Act.

Suspension of Sales

The Trust may, in its sole discretion, suspend, discontinue or limit the offering of one or more of a Fund’s at any time. In determining whether any such action should be taken, Fund management intends to consider all relevant factors, including (without limitation) the size of a Fund, the investment climate and market conditions, and the volume of sales and redemptions of shares,.

Additional Redemption Information

The Funds will redeem any shares presented by the Participating Insurance Company for redemption. The Participating Insurance Company’s policies on when and whether to buy or redeem Fund shares are described in the Policy prospectus.

Redemptions in-Kind

In the event a Fund’s management determines that substantial distributions of cash would have an adverse effect on such Fund’s remaining shareholders, each Fund reserves the right to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing such Fund’s net asset value. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Fund at the beginning of the period. The tax consequences to a redeeming shareholder are the same whether the shareholder receives cash or securities in payment for his or her shares.

If redemption payment is made in portfolio securities, brokerage commissions and applicable taxes may be incurred in converting those securities into cash. In addition, the conversion of securities into cash may expose the shareholder to stock market risk and currency exchange risk.

If a shareholder receives portfolio securities upon redemption of Fund shares, they may request that such securities either (i) be delivered to their designated agent, or (ii) be liquidated on their behalf and the proceeds of such liquidation (net of any brokerage commissions, fees and applicable taxes) remitted to them.

Other Information

All redemption requests must be directed to the Transfer Agent. Redemption requests that are delivered to the Fund rather than to the Transfer Agent will be forwarded to the Transfer Agent, and processed at the next calculated net asset value after receipt by the Transfer Agent.

The value of shares redeemed or repurchased may be more or less than the shareholder’s cost depending on the net asset value at the time of redemption or repurchase. The Funds do not impose a redemption or repurchase charge. As described in “Dividends, Distributions and Taxes-Taxes” in the Prospectus, redemption of shares may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding.

Shareholders who wish to redeem shares from special plan accounts should contact the employer, trustee or custodian of the Plan for the requirements.

Distribution Options

Investors have freedom to choose whether to receive cash or to reinvest any dividends (whether from net investment income or from realized capital gains) in additional shares of the applicable Fund. If no election is made, dividends and distributions will be invested in additional shares of the Fund. A change of instructions for the method of payment must be received by the Transfer Agent in writing at least five days prior to a dividend record date. Shareholders may change their dividend option either by calling 1-888-335-3417 or by sending written instructions to the Transfer Agent. Please include your account number with your written request.

Reinvestment is usually made at the closing net asset value determined on the business day following the record date. Investors may

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leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. Investors who choose to reinvest dividends will be treated for U.S. federal income tax purposes as if they had received such dividends and purchased additional shares.

Investors may also have dividends automatically deposited to their predesignated bank account. Investors choosing to participate in the Funds’ Systematic Withdrawal Plan must reinvest any dividends or capital gains.

Reports to Shareholders

The Trust issues shareholders unaudited semi-annual financial statements and annual financial statements audited by the Funds’ registered independent public accounting firm, including a list of investments held and statements of assets and liabilities, operations, changes in net assets and financial highlights.

Transaction Summaries

Annual summaries of all transactions in each Fund account are available to shareholders. The summaries may be obtained by calling 1-888-335-3417.

Special Plan Accounts

Detailed information on the investor programs described below, including applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the “IRS”) requirements, may be obtained by contacting Mirae Asset Discovery Funds, P.O. Box 183165, Columbus, Ohio 43218-3165, or by calling toll free, 1-888-335-3417. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax advisor with respect to the suitability requirements and tax aspects thereof.

Shares of a Fund may also be a permitted investment under profit sharing and pension plans and IRAs depending on the provisions of the relevant plan or IRA.

None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.

Systematic Investment Plan

Shareholders may arrange to make periodic investments through automatic deductions from their bank accounts by completing the appropriate form and providing the necessary documentation to establish this service.

The Systematic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low, the investor will purchase more shares than when the share price is higher. Over a period of time, this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home. Shareholders may designate which day they want the automatic investment to be processed. If no date is specified, the investment will automatically occur on the fifteenth day of the month, or, if such day is not a business day, on the prior business day.

PERFORMANCE DATA

Average annual total return before deduction of taxes (“pre-tax return”) is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested. Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period. After-tax returns are based on the highest federal income tax rates in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character), and do not reflect the impact of state and local taxes. In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is

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then assumed to be reinvested in additional Fund shares at net asset value on the last day of the fiscal year in which the credit was generated or, in the case of certain tax credits, on the date on which the year-end distribution is paid.

In addition to the foregoing total return figures, each Fund may provide pre-tax and after-tax annual and cumulative total return, as well as the ending redeemable cash value of a hypothetical investment. If shares are subject to a sales charge, total return figures may be calculated based on reduced sales charges or at net asset value. These returns would be lower if the full sales charge was imposed. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes.

TAXES

Shares of the Funds are offered to separate accounts that fund variable annuity contracts and variable life insurance policies issued by Participating Insurance Companies. See the prospectuses for such contracts or policies for a discussion of the special taxation of insurance companies with respect to the separate accounts, the variable annuity contracts, variable life insurance policies and the holders thereof.

The following summarizes certain tax considerations generally affecting the Funds and Fund shareholders that are not fully described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or Fund shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

General

The holders of variable life insurance policies or annuity contracts should not be subject to tax with respect to distributions made on, or redemptions of, Fund shares, assuming that the variable life insurance policies and annuity contracts qualify under the Code, as life insurance or annuities, respectively, and that the separate accounts (rather than the holders of such policies or contracts) are treated as owners of the Fund shares. Thus, this summary does not describe the tax consequences to a holder of a life insurance policy or annuity contract as a result of the ownership of such policies or contracts. Policy or contract holders must consult the prospectuses of their respective policies or contracts for information concerning the federal income tax consequences of owning such policies or contracts. This summary also does not describe the tax consequences applicable to the owners of the Fund shares because the Fund shares will be sold only to insurance companies. Thus, purchasers of Fund shares must consult their own tax advisers regarding the federal, state, and local tax consequences of owning Fund shares.

Each Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, each Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, each Fund must meet three important tests each year.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of each Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, each Fund must distribute an amount equal to at least the sum of 90% of the Fund’s investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable

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income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Moreover, a failure of a Fund to qualify as a regulated investment company could cause the separate accounts of Participating Insurance Companies that invest in the Fund to fail to meet the applicable diversification requirements described below, which in turn, could have adverse tax effects on policy or contract holders.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Each Fund intends to comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. Under Code Section 817(h), a variable life insurance or annuity contract will not be treated as a life insurance policy or annuity contract, respectively, under the Code, unless the separate account upon which such contract or policy is based is “adequately diversified.” A separate account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury regulations. Specifically, the Treasury regulations provide that, except as permitted by the “safe harbor” discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the separate account’s total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer. As a safe harbor, a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M of Subtitle A, Chapter 1, of the Code are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, U.S. government securities and securities of other regulated investment companies. In addition, a separate account with respect to a variable life insurance contract is treated as adequately diversified to the extent of its investment in securities issued by the United States Treasury.

For purposes of these alternative diversification tests, a separate account investing in shares of a regulated investment company generally will be entitled to “look through” the regulated investment company to its pro rata portion of the regulated investment company’s assets, provided that the shares of such regulated investment company are generally held only by insurance companies in their general account or in separate accounts and certain fund managers (a “Closed Portfolio”). Public access to such regulated investment company is available exclusively through the purchase of a variable contract. Each Fund will be a Closed Portfolio.

If the separate account upon which a variable contract is based is not “adequately diversified” under the foregoing rules, then the variable contract will not be treated as a life insurance contract or annuity contract under the Code, and the taxation and treatment of a policy or contract holder will be other than as described in the applicable prospectus of such policy or contract and generally will be more adverse to the holder.

In addition, if a Fund did not constitute a Closed Portfolio or the holders of the contracts and annuities which invest in the Fund through a separate account of a Participating Insurance Company were able, or were treated as able, to direct the Fund’s investment in any particular asset, those holders might be treated as owners of Fund shares and might be subject to tax on distributions made by the Fund. The Internal Revenue Service (“IRS”) may consider several factors in determining whether a contract holder has an impermissible level of investor control. One factor the IRS considers when a separate account invests in one or more regulated investment companies is whether a regulated investment company’s investment strategies are sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in the separate account. Current IRS guidance indicates that typical regulated investment company investment strategies, even those with a specific sector or geographic focus, are generally considered sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a separate account. Another factor that the IRS examines concerns actions of contract holders. Under the IRS pronouncements, a contract holder may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular regulated investment company. A contract holder thus may not select or direct the purchase or sale of a particular investment of the Fund. The relationship between the Fund and the variable contracts is designed to satisfy the current expressed view of the IRS on this subject, such that the investor control doctrine should not apply.

However, it is possible that the Treasury Department may issue future pronouncements addressing the circumstances in which a contract holder’s control of the investments of a separate account may cause the contract holder, rather than the insurance company, to be treated as the owner of the assets held by the separate account. It is not known what standards will be set forth in any such pronouncements or when, if at all, these pronouncements may be issued. If such pronouncements are issued, the Funds would seek to modify the structure of the Funds.

Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by a Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all

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of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

State and Local Taxes

Although each Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the NYSE on each day the NYSE is open for trading. The NYSE is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of a Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of a Fund because of higher expenses borne by these classes.

A security listed on a national securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, is valued at its most recent sale price on the relevant exchange as of the close of regular trading on the NYSE on each day the NYSE is open for trading. On a day that a security does not trade, then the mean between the bid and the asked prices will be used as long as it continues to reflect the value of the security. In the event that market quotations are not readily available, or if the mean between the bid and the asked prices of a non-exchange listed security does not reflect the value of the security, “fair value” of the security will be determined in accordance with fair value procedures approved by the Board.

In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. Most securities listed on a foreign exchange are valued at the most recent sale price at the close of the exchange on which the security is primarily traded. In certain countries, market maker prices are used since they are the most representative of the daily trading activity. Securities not traded on a particular day are valued at the mean between the last reported bid and asked quotes, or the last sale price where appropriate; otherwise “fair value” will be determined in accordance with fair value procedures approved by the Board.

Debt securities are valued as follows: U.S. Government and agency securities are valued at the mean between the bid and asked prices. Other debt securities, including corporate securities, municipal securities, asset-backed securities, derivatives, debt offerings, collateralized mortgage obligations and private placements are valued by using valuation methodologies from a pricing service. If such prices are not available from an independent, third-party pricing service, the quotations will be obtained from a Fund’s Investment Manager and the securities will be valued at the mean between the bid and the offer. In the absence of available quotations, the security will be valued in accordance with fair valuation procedures approved by the Board. Fixed income securities having a maturity of less than sixty days are valued at their amortized cost which approximates market value.

Options are valued at the last reported sales price at the close of the exchange on which the security is primarily traded. If there is no such reported sale on the valuation date, the mean between the last reported bid and asked prices will be used.

Futures are valued at the daily quoted settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Forward currency contracts are valued at the last bid price. Quotations are available for regularly scheduled settlement dates such as on a 1, 2, 3, 4, 5, 6, 9, and 12-month basis. No quotations are offered for interim settlement dates. Interpolated “fair values” are derived when the life of the contract is not the same as a life for which quotations are offered.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date as provided by an independent pricing

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service or reporting agency.

Redeemable securities issued by open-end investment companies are valued at the investment company’s last calculated net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities as described above.

Securities for which market quotations are not readily available (including securities for which a Fund’s Investment Manager determines that the closing market prices do not represent the securities’ current value because of an intervening “significant event”) will be valued at fair value pursuant to procedures approved by the Board. Circumstances in which market quotations may not be readily available include, but are not limited to, when the security’s trading has been halted or suspended, when the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates net asset value. These events may create arbitrage opportunities that may enable short-term traders to dilute the net asset value of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Also, each Fund’s Investment Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The fair valuation procedures, therefore, include a procedure whereby foreign securities prices may be “fair valued” by an independent pricing service or by Mirae Asset USA’s Valuation Committee, in accordance with a valuation policy approved by the Board to take those factors into account.

The Board has adopted valuation procedures for the Funds and has delegated day to day responsibility for fair value determinations to Mirae Asset USA’s Valuation Committee. All fair value determinations will be reported to the Board. In certain circumstances, the administrative agent for the Trust may obtain and utilize fair value pricing information from independent fair value pricing services approved by the applicable Fund’s Investment Manager to determine the fair value of a security and/or may provide such information to the Fund’s Investment Manager in connection with the Investment Manager’s fair value determination. The Funds use fair value pricing to seek to ensure that each Fund’s net asset value reflects the value of its underlying portfolio securities.

There can be no assurance, however, that a fair value used by the Funds on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities. A security’s valuation may differ depending on the method used for determining value. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s net asset value by short term traders.

ORGANIZATION OF THE TRUST

The Trust was formed as a statutory trust under the laws of the State of Delaware on April 7, 2010. Currently, the Trust consists of six series.

All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value, subject to such charges as may be applicable, at the option of the shareholder. Shares have no preemptive rights or conversion rights (except as described below). Redemption and exchange rights are discussed elsewhere herein and in each Fund’s Prospectus. Each share of each Fund has equal rights with respect to each other share as to dividends and distributions declared by the Funds and in the net assets of the Funds upon liquidation or dissolution after satisfaction of outstanding liabilities.

The shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Trustees will not be able to elect any person or persons to the Board.

Shareholders of each Fund are entitled to one vote for each share held in the election of Trustees and generally on other matters submitted to the vote of shareholders of the Fund or the Trust. All shares of all Funds or classes shall vote as a single Fund; provided, however, that (i) as to any matter with respect to which a separate vote of any Fund is required by the 1940 Act or by applicable law or is required by attributes applicable to any Fund, such requirement as to a separate vote by that shall apply in lieu of the single Fund voting described above, (ii) unless the Trustees determine that this clause (ii) shall not apply in a case, to the extent that a matter referred to in clause (i) above affects more than one Fund and the interests of each such Fund in the matter are identical, then the shares of all such affected Funds shall vote together as a single Fund and (iii) as to any matter which does not affect the interest of a particular Fund only the holders of shares of the one or more affected Fund shall be entitled to vote.

No Fund intends to hold annual meetings of shareholders in any year in which the 1940 Act does not require shareholders to act upon any of the following matters: (i) election of Trustees; (ii) approval of a management agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants.

The by-laws of the Trust require that a special meeting of shareholders be held upon the written request of 25% of the outstanding shares entitled to vote at such meeting.

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ADDITIONAL INFORMATION

Internet Access

Information regarding the Funds can be found on http://investments.miraeasset.us. This site enables users to access or view new account forms, the applicable Fund’s Prospectus and related information.

Other Information

Many of the investment transactions in the Funds will be made at prices different from those market prices prevailing at the time such changes are reflected in a regular report to shareholders of the Funds. These transactions will reflect investment decisions made by each Fund’s Investment Manager in light of the objectives and policies of such Fund, and such factors as its other portfolio holdings and tax considerations and should not be construed as recommendations for similar action by other investors.

The Funds may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are held in an omnibus account.

The Funds’ Prospectus and this SAI omit certain information contained in the registration statement which the Trust has filed with the SEC under the 1933 Act, as amended, and reference is hereby made to the registration statement for further information with respect to the Fund and the securities offered hereby. The Trust’s registration statement is available for inspection by the public at the SEC in Washington, D.C. or online at http://www.sec.gov.

PROXY VOTING

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by a Fund to the Fund’s Investment Manager. A Fund’s Investment Manager will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. The Board will periodically review the Funds’ proxy voting records.

Each Fund is required to disclose annually its complete proxy voting records on Form N-PX. For each Fund that makes any investments in voting securities, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-335-3417 and on the Funds’ website at http://investments.miraeasset.us. The Funds’ Forms N-PX will also be available on the SEC’s website at http://www.sec.gov.

FINANCIAL STATEMENTS

Financial information is not provided for the Funds, as the Funds commenced operations on or after the date of this SAI.

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APPENDIX A

MIRAE ASSET GLOBAL INVESTMENTS (USA) LLC

MIRAE ASSET GLOBAL INVESTMENTS (HONG KONG) LIMITED

PROXY VOTING POLICY AND PROCEDURES

1.0	POLICY

Pursuant to rule 204(6)-6 of The Investment Advisers Act of 1940 (the "Advisers Act") every registered investment adviser is required to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients.

It is the policy of Mirae Asset Global Investments (USA) LLC ("Mirae Asset USA"), when it has the responsibility to vote client proxies, to vote proxies in the best interest of its clients.

Any questions about this document should be directed to the Chief Compliance Officer.

2.0	PROXY OVERSIGHT COMMITTEE

Mirae Asset USA has designated a Proxy Oversight Committee (the "Committee") in order to oversee the implementation of proxy policies and procedures. The Committee will review Mirae Asset USA’s proxy voting guidelines on an annual basis and decide whether any changes are necessary. The Committee is made up of the Chief Operating Officer (COO), Chief Compliance Officer (CCO) and Chief Investment Officer (CIO) of the firm.

The Committee shall, no less frequently than annually, review the adequacy of the policies and procedures set forth herein to ensure that they have been implemented effectively, including determining that they continue to be reasonably designed to ensure that proxies are voted in the best interests of Mirae Asset USA’s clients.

3.0	THIRD-PARTY VENDORS

To help meet its proxy voting obligations and to minimize potential conflicts of interest, Mirae Asset USA has retained the services of third party vendors, Citi and Broadridge, to assist in the proxy voting process. Broadridge will cast all votes on behalf of Mirae Asset USA clients, while Citi is utilized as administrator, coordinating all regulatory filings for US mutual funds. Mirae Asset USA ensures that Broadridge votes all proxies according to Mirae Asset USA’s guidelines, and, if applicable, client instructions, and retains all required documentation associated with proxy voting.

To further assist in its responsibility for voting proxies and the overall proxy voting process, Mirae Asset USA will retain an independent third party proxy adviser, either directly or through Broadridge, to provide voting recommendations and guidelines to Mirae Asset USA. All actual votes, however, will be cast in accordance with Mirae Asset USA’s instructions. Currently, Mirae has adopted guidelines as set forth in paragraph 5.0 below.

Mirae Asset USA will take reasonable steps to periodically ensure that any third party proxy voting service: (i) is independent of Mirae Asset USA, based on the relevant facts and circumstances; (ii) has the capacity and competency to adequately analyze proxy issues; and (iii) can create guidelines for voting proxies in an impartial manner and in the best interests of the Mirae Asset USA’s clients. Mirae Asset USA may also review the third party proxy voting service’s conflict procedures and the effectiveness of the third party proxy voting service’s implementation of such procedures.

4.0	PROCEDURES FOR VOTING PROXIES

Mirae Asset USA has adopted guidelines set forth in paragraph 5.0 (the “Guidelines”) that are maintained and implemented by a third party proxy vendor. Such Guidelines address an extensive list of common proxy voting issues, and recommend the vote that should be made in connection therewith in order to achieve maximum client value and protection of client interests. The Committee will review the Guidelines each year to determine which Guidelines continue to be consistent with Mirae Asset USA's duty to vote in the best interests of clients.

On the occasion of each proxy requiring a vote, Mirae Asset USA will receive a communication from Broadridge stating a recommendation based on the relevant Guidelines for such proxy vote. The appropriate Portfolio Manager will review the recommendation and determine if such recommendation should be followed. In making such determination, the appropriate Portfolio Manager will reasonably assess any material conflicts of interest (discussed further in paragraph 6.0) between Mirae Asset USA’s interests and those of its clients with respect to proxy voting by considering the situations identified in paragraph 6.0. Any determinations made by the Portfolio Manager will be subject to the considerations in paragraph 6.0.

Mirae Asset USA reserves the right to depart from the Guidelines if the Portfolio Manager believes, after reviewing all relevant information, that it is not in the best interest of Mirae Asset USA's clients. The determination by the Portfolio Manager will be documented and maintained in Mirae Asset USA’s records.

Mirae Asset USA may also elect to abstain from voting if it deems such abstinence to be in the relevant client(s)’ best interests. The rationale for “abstain” votes will be documented and maintained in Mirae Asset USA’s records.

Mirae Asset USA is not required to vote every client proxy. At no time will Mirae Asset USA ignore a proxy vote, but there may be times where it feels it is not in the best interest of its clients to vote the proxy. For example, Mirae Asset USA may abstain from a vote when the cost of voting the proxy outweighs the potential benefits associated with the vote. The use of a third party proxy adviser helps to greatly reduce these occurrences, by employing coverage on the vast majority of proxy meetings internationally, but is not a guarantee they will not happen. In addition, there may be times when Mirae Asset USA decides to vote a proxy in two directions. For example, a client may require Mirae Asset USA to vote a certain way on an issue, while Mirae Asset USA deems it beneficial to vote in the opposite direction for other clients. In the event that Mirae Asset USA votes the same proxy in two directions, such votes will be documented maintained in Mirae Asset USA’s records.

Proxies for shares held on a record date and subsequently sold may, but need not, be voted as if the shares were still held. Any short positions will be treated as not held.

Proxies will not be voted when the securities of the issuer seeking a vote are out on loan through a securities lending program. However, Mirae Asset USA will, subject to the below qualifications, make reasonable efforts to recall lent securities so that they may be voted according to the policies and procedures set forth herein. Notwithstanding the foregoing, a lent security need not be recalled if none of the matters submitted to shareholder vote are material or for other reasons, as determined in good faith by Mirae Asset USA and in accordance with policies and procedures set forth herein. A matter is material if it is reasonably likely that the security’s market value will be materially affected in the near term as a result of the outcome of the matter and Mirae Asset USA’s client holdings of that security are significant to the outcome. In making a decision whether to recall a lent security, Mirae Asset USA may also consider the benefit to the client derived from the securities lending income.

The CCO or a designee will sample the votes to ensure that all voting follows the above outlined procedures. Any discrepancies between the procedures and the actual vote will be recorded and kept by the Compliance Department.

5.0	PROXY VOTING GUIDELINES

The guidelines are maintained by a third party proxy adviser selected by Mirae Asset USA and implemented by Broadridge in their ProxyEdge system. The guidelines provide an extensive list of common voting issues, along with recommended voting actions based on the goal of voting in the best interests of clients. Below are some of the more common issues addressed in the guidelines.

●	Election of Directors - The guidelines provide considerations for choosing qualified board members.

●	Auditor Ratification – Under the guidelines, Management's choice of an auditor is generally supported except when Mirae Asset USA has reason to believe that the auditor's independence or audit integrity has been compromised.

●	Executive Compensation – The guidelines place a strong emphasis on connecting executive compensation to performance of the business.

●	Anti-Takeover Measures (Poison Pills) - Under the guidelines, poison pills are generally not viewed as in the shareholder's best interest, although there may be certain circumstances, as detailed in the guidelines, where this may not be the case.

●	Advance Notice Requirements For Shareholder Proposals – The guidelines generally require that such requirements are rejected as they make it difficult shareholders to a present a shareholder proposal.

A full description of each guideline and voting policy is maintained by Mirae Asset USA, and a complete copy of the guidelines is available upon request.

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6.0	CONFLICTS OF INTEREST

Mirae Asset USA recognizes that in certain circumstances a conflict of interest may arise when voting a proxy. A conflict of interest may exist in, but is not limited to, the below circumstances:

●	Conflict: Mirae Asset USA retains an institutional client, or is in the process of retaining an institutional client, that is affiliated with an issuer that is held in Mirae Asset USA's clients’ portfolios. For example, Mirae Asset USA may be retained to manage XYZ’s pension fund, where XYZ is a public company and Mirae Asset USA's clients’ accounts hold shares of XYZ. This type of relationship may influence Mirae Asset USA to vote with management on proxies to gain favor with management. Such favor may influence XYZ’s decision to continue its advisory relationship with Mirae Asset USA.

●	Conflict: Mirae Asset USA retains a client or investor, or is in the process of retaining a client or investor, that is an officer or director of an issuer that is held in Mirae Asset USA's clients’ portfolios. Similar conflicts of interest exist in this relationship as discussed above.

●	Conflict: A Mirae Asset USA employee maintains a personal and/or business relationship (not an advisory relationship) with an issuer or with individuals that serve as officers or directors of an issuer. For example, the spouse of a Mirae Asset USA employee may be a high-level executive of an issuer that is held in Mirae Asset USA's clients’ portfolios. The spouse could attempt to influence Mirae Asset USA to vote in favor of management.

●	Conflict: Mirae Asset USA or an employee personally owns a significant number of an issuer’s securities that are also held in Mirae Asset USA's clients’ portfolios. For any number of reasons, an employee may seek to vote proxies in a different direction for his or her personal holdings than would otherwise be warranted by the proxy voting policy. The employee(s) could oppose voting the proxies according to the policy and successfully influence Mirae Asset USA to vote proxies in contradiction to the policy.

All conflicts of interest will be presented to the Committee. The Committee will then determine how to handle each conflict on a case-by-case basis. All conflicts and the Committee's determination for each will be maintained in Mirae Asset USA's records.

7.0	RECORDKEEPING

The CCO or a designee shall monitor to insure that Mirae Asset USA generally maintains proxy voting records in accordance with section 204-2 of the Advisers Act and as described below.

•	a copy of these Policies and Procedures, which shall be made available to clients upon request;
•	proxy statements received regarding client securities (available on EDGAR or by a Third Party Vendor – Mirae Asset USA is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies);
•	a record of all votes cast;
•	any materials prepared by Mirae Asset USA, or the third party proxy advising firm retained by Mirae Asset USA, regarding how to vote proxies or memorializing the basis for such a decision; and
•	records of clients' written request for information on how Mirae Asset USA voted proxies on behalf of the client and any responses from Mirae Asset USA to the client.

Such records will be maintained by Mirae Asset USA for a period of not less than five years.

8.0	DISCLOSURE TO CLIENTS

As a matter of practice, it is Mirae Asset USA's policy to not reveal or disclose to any Fund investor how Mirae Asset USA may have voted (or intends to vote) on a particular proxy except as required by law, for example in Form N-PX. Mirae Asset USA will never disclose such information to unrelated third parties unless doing so would be in a client’s best interest.

Notwithstanding to the foregoing, upon request from a client, Mirae Asset USA will provide to such client Mirae Asset USA's proxy voting record for the period during which such client was invested in the relevant security.

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9.0	PROXY SOLICITATION

The CCO must be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of a Mirae Asset USA client. At no time may any employee accept any remuneration in the solicitation of proxies. The CCO shall handle all responses to such solicitations.

10.0	CLASS ACTION LAWSUITS

Retail Clients

Mirae Asset USA does not direct its clients’ participation in class action lawsuits. If any documentation is received by Mirae Asset USA in error regarding any client’s participation in a class action lawsuit, the documentation should be given to the CCO, who will either forward the documentation to the appropriate client or return the documentation.

Institutional Fund Clients

Mirae Asset USA may from time to time receive a notice of a class action lawsuit with respect to securities purchased or sold by an institutional fund client. It is the general policy of Mirae Asset USA to participate in all class action suits in which an institutional fund client is eligible. Notwithstanding the foregoing, Mirae Asset USA may determine not to participate in a class action suit for any number of reasons, including without limitation if it is determined that the anticipated out-of-pocket costs associated with any potential recovery is likely to exceed the amount of the potential recovery (e.g., because a client held relatively few shares of the security or the potential recovery by an institutional fund client is not significant) or if an institutional fund client intends to pursue its legal rights outside of the class. The COO (or in his absence the CCO), after consultation with the relevant Portfolio Manager for the affected institutional fund client(s), shall make any decision as to whether or not to participate in a class action suit.

On occasion, Mirae Asset USA receives class action surveys, which differ in that an official plaintiff has not filed an action with the courts. It is Mirae Asset USA’s policy to disregard those questionnaire/survey communications.

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MIRAE ASSET DISCOVERY FUNDS

PART C

OTHER INFORMATION

Item 28.	Exhibits:
(a)(1)	Mirae Asset Discovery Funds (the “Registrant”) Certificate of Trust filed April 7, 2010. (b)
(a)(2)	Amendment to the Certificate of Trust. (g)
(a)(3)	Amendment to the Certificate of Trust.(j)
(a)(4)	Amendment to the Certificate of Trust.(k)
(a)(5)	Amendment to the Certificate of Trust. (l)
(a)(6)	Amendment to the Certificate of Trust.(r)
(a)(7)	Amendment to the Certificate of Trust.*
(a)(8)	Registrant’s Agreement and Declaration of Trust dated April 7, 2010. (b)
(b)	Registrant’s By-Laws dated April 7, 2010. (b)
(c)	Portions of the Agreement and Deed of Trust and By-Laws defining the rights of shareholders. (a)
(d)(1)	Investment Management Agreement between the Registrant and Mirae Asset Global Investments (USA) LLC. (f)
(d)(2)	Amendment to the Investment Management Agreement. (g)
(d)(3)	Amendment 3 to the Investment Management Agreement. (i)
(d)(4)	Amendment 4 to the Investment Management Agreement. (m)
(d)(5)	Amendment 5 to the Investment Management Agreement. (o)
(d)(6)	Amendment 6 to the Investment Management Agreement.(r)
(d)(7)	Amendment No. 7 to the Investment Management Agreement. (t)
(d)(8)	Amendment No. 8 to the Investment Management Agreement. *
(d)(9)	Sub-Management Agreement between Mirae Asset Global Investments (USA) LLC (“Mirae Asset USA”) and Mirae Asset Global Investments (Hong Kong) Ltd. (“Mirae Asset Hong Kong”). (f)
(d)(10)	Form of Amendment No. 3 to the Sub-Management Agreement between Mirae Asset Global Investments (USA) LLC (“Mirae Asset USA”) and Mirae Asset Global Investments (Hong Kong) Ltd. (“Mirae Asset Hong Kong”). *
(d)(11)	Expense Limitation Agreement. (f)
(d)(12)	Amendment No. 1 to the Expense Limitation Agreement. (f)
(d)(13)	Amendment No. 2 to the Expense Limitation Agreement. (g)
(d)(14)	Third Amendment to Schedule A of Expense Limitation Agreement. (i)
(d)(15)	Fourth Amendment to Schedule A of Expense Limitation Agreement. (i)
(d)(16)	Fifth Amendment to Schedule A of Expense Limitation Agreement.(j)
(d)(17)	Sixth Amendment to Schedule A of Expense Limitation Agreement.(k)
(d)(18)	Seventh Amendment to Schedule A of Expense Limitation Agreement. (l)
(d)(19)	Eighth Amendment to Schedule A of Expense Limitation Agreement. (m)
(d)(20)	Ninth Amendment to Schedule A of Expense Limitation Agreement. (o)
(d)(21)	Tenth Amendment to Schedule A of Expense Limitation Agreement (p)
(d)(22)	Eleventh Amendment to Schedule A of Expense Limitation Agreement.(r)
(d)(23)	Twelfth Amendment to Schedule A of Expense Limitation Agreement. (t)
(d)(24)	Thirteenth Amendment to Schedule A of Expense Limitation Agreement. *
(d)(25)	Fourteenth Amendment to Schedule of Expense Limitation Agreement .*
(d)(26)	Form of Sub-Manager Fee Waiver and Expense Reimbursement Agreement. (v)
(e)(1)	Distribution Agreement between the Registrant and Funds Distributor, LLC. (f)
(e)(2)	Second Amendment to the Distribution Agreement. (g)
(e)(3)	Third Amendment to the Distribution Agreement. (m)
(e)(4)	Novation to Distribution Agreement between the Registrant and Funds Distributor, LLC. (p)
(e)(5)	First Amendment to Distribution Agreement between the Registrant and Funds Distributor, LLC. (s)
(e)(6)	Form of Second Amendment to Distribution Agreement between the Registrant and Funds Distributor, LLC. *
(e)(7)	Distribution Services Agreement between Mirae Asset USA and Funds Distributor, LLC. (f)
(e)(8)	First Amendment to the Distribution Services Agreement. (g)
(e)(9)	Form of Selling Group Member Agreement. (c)
(e)(10)	Form of Dealer Agreement. (c)
(f)	Not applicable.
(g)	Global Custodial Services Agreement between the Registrant and Citibank, N.A. (f)
(g)(1)	Third Revised Appendix A to the Global Custodial Services Agreement between the Registrant and Citibank, N.A. (m)
(g)(2)	Fourth Revised Appendix A to the Global Custodial Services Agreement between the Registrant and Citibank, N.A.(r)
(g)(3)	Fifth Revised Appendix A to the Global Custodial Services Agreement between the Registrant and Citibank, N.A.(r)
(g)(4)	Sixth Revised Appendix A to the Global Custodial Services Agreement between the Registrant and Citibank, N.A. *
(h)(1)	Services Agreement between Registrant and Citi Fund Services Ohio, Inc. (f)
(h)(2)	Amendment dated 7/1/11 to the Services Agreement between the Registrant and Citi Fund Services Ohio, Inc. (f)
(h)(3)	Amendment to the Services Agreement between the Registrant and Citi Fund Services Ohio, Inc. (h)
(h)(4)	Amendment dated March 31, 2015 to the Services Agreement between the Registrant and Citi Fund Services Ohio, Inc.(l)
(h)(5)	Amendment to the Services Agreement between the Registrant and Citi Fund Services Ohio, Inc. (m)
(h)(6)	Amendment to the Services Agreement between the Registrant and Citi Fund Services Ohio, Inc. (p)
(h)(7)	Amendment to the Services Agreement between the Registrant and Citi Fund Services Ohio, Inc.(r)
(h)(8)	Amendment to the Services Agreement between the Registrant and Citi Fund Services Ohio, Inc. *
(h)(9)	Amendment to the Services Agreement between the Registrant and Citi Fund Services Ohio, Inc. *
(h)(10)	Principal Financial Officer Services Agreement between the Registrant and Citi Fund Services Ohio, Inc. (f)

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(h)(11)	Amendment to the Principal Financial Officer Services Agreement. (h)
(h)(12)	Amendment to the Principal Financial Officer Services Agreement. (m)
(h)(13)	Amendment to the Principal Financial Officer Services Agreement.(r)
(h)(14)	Amendment to the Principal Financial Officer Services Agreement. *
(h)(15)	Transfer Agency Services Agreement between the Registrant and Citi Fund Services Ohio, Inc. (assigned to FIS Investor Services LLC (f/k/a SunGard Investor Services, LLC)).(l)
(h)(16)	Amendment to Transfer Agency Services Agreement between Registrant and FIS Investor Services LLC (f/k/a SunGard Investor Services, LLC). (m)
(h)(17)	Amendment to Transfer Agency Services Agreement between Registrant and FIS Investor Services, LLC.(o)
(h)(18)	Amendment to Transfer Agency Services Agreement between Registrant and FIS Investor Services, LLC.(r)
(h)(19)	Form of Amendment to Transfer Agency Services Agreement between Registrant and FIS Investor Services, LLC. *
(h)(20)	Uncommitted Demand Line of Credit Facility between the Registrant and Citibank, N.A. (t)
(i)(1)	Opinion and Consent of Counsel. (d)
(i)(2)	Opinion and Consent of Counsel (h)
(i)(3)	Opinion and Consent of Counsel (n)
(i)(4)	Consent of Counsel (p)
(i)(5)	Opinion and Consent of Counsel (q)
(i)(6)	Consent of Counsel. (s)
(i)(7)	Opinion and Consent of Counsel. (u)
(i)(8)	Consent of Counsel. (v)
(i)(9)	Consent of Counsel. *
(j)	Consent of Independent Registered Public Accounting Firm.*
(k)	Not applicable.
(l)	Purchase Agreement between Registrant and Mirae Asset Global Investments (USA) LLC. (f)
(m)(1)	Amended Class A Shares Distribution Plan Pursuant to Rule 12b-1.(r)
(m)(2)	Amended Class C Shares Distribution Plan Pursuant to Rule 12b-1.(r)
(n)	Amended Plan pursuant to Rule 18f-3.(s)
(o)	Not applicable.
(p)(1)	Mirae Asset Global Investments (USA) LLC Code of Ethics. (d)
(p)(2)	Mirae Asset Global Investments (Hong Kong) Ltd. Code of Ethics. (d)
(p)(3)	Registrant’s Code of Ethics. (d)
(p)(4)	Funds Distributor, LLC Code of Ethics. (d)
(q)	Power of Attorney. (p)

(a)	Sections 2.9, 2.10, 2.11, 2.12, 2.13, 2.14, 2.15, 3.2, 3.7, 3.8, 3.9, 6.1, 6.2, 6.3, 6.4, 6.5, 6.6, 6.7, 7.1, 7.2, 8.3, 9.2, 9.4, 9.6 of the Registrant’s Agreement and Deed of Trust; Sections 11.1, 11.2 and 11.7 of the Registrant’s By-Laws
(b)	Filed on April 13, 2010 as an exhibit to the Registrant’s initial Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 333-166018) (the “Registration Statement”)
(c)	Filed on August 19, 2010 as an exhibit to Pre-Effective Amendment No. 1 to the Registration Statement.
(d)	Filed on September 15, 2010 as an exhibit to Pre-Effective Amendment No. 2 to the Registration Statement.
(e)	Filed on January 26, 2011 as an exhibit to Post-Effective Amendment No. 4 to the Registration Statement.
(f)	Filed on August 29, 2011 as an exhibit to Post-Effective Amendment No. 13 to the Registration Statement.
(g)	Filed on January 31, 2012 as an exhibit to Post-Effective Amendment No. 23 to the Registration Statement.
(h)	Filed on February 29, 2012 as an exhibit to Post-Effective Amendment No. 27 to the Registration Statement.
(i)	Filed on August 28, 2012 as an exhibit to Post-Effective Amendment No. 33 to the Registration Statement.
(j)	Filed on August 28, 2013 as an exhibit to Post-Effective Amendment No. 35 to the Registration Statement.
(k)	Filed on August 28, 2014 as an exhibit to Post-Effective Amendment No. 37 to the Registration Statement.
(l)	Filed on August 28, 2015 as an exhibit to Post-Effective Amendment No. 40 to the Registration Statement.
(m)	Filed on November 16, 2015 as an exhibit to Post-Effective Amendment No. 43 to the Registration Statement.
(n)	Filed on December 16, 2015 as an exhibit to Post-Effective Amendment No. 45 to the Registration Statement.
(o)	Filed on August 26, 2016 as an exhibit to Post-Effective Amendment No. 46 to the Registration Statement.
(p)	Filed on August 28, 2017 as an exhibit to Post-Effective Amendment No. 48 to the Registration Statement.
(q)	Filed on October 24, 2017 as an exhibit to Post-Effective Amendment No. 50 to the Registration Statement.
(r)	Filed on January 22, 2018 as an exhibit to Post-Effective Amendment No. 52 to the Registration Statement.
(s)	Filed on June 29, 2018 as an exhibit to Post-Effective Amendment No. 54 to the Registration Statement.
(t)	Filed on August 28, 2018 as an exhibit to Post-Effective Amendment No. 55 to the Registration Statement.
(u)	Filed on January 30, 2019 as an exhibit to Post-Effective Amendment No. 57 to the Registration Statement.
(v)	Filed on March 29, 2019 as an exhibit to Post-Effective Amendment No. 59 to the Registration Statement.
*	Filed hereiwth.

Item 29.	Persons Controlled By or Under Common Control with Registrant:

None.

Item 30.	Indemnification:

Reference is made to Article VIII of the Registrant’s Agreement and Declaration of Trust, Section 7(A) of the Registrant’s Services Agreement and Section 7 of the Registrant’s Distribution Agreement.

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Article VIII of Registrant’s Agreement and Declaration of Trust dated April 7, 2010 provides as follows:

The Trust shall indemnify each of its Trustees, Advisory Board Members and officers and persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise, and may indemnify any trustee, director or officer of a predecessor organization (each an “Indemnified Person”), against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable accountants’ and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding of any kind and nature whatsoever, whether brought in the right of the Trust or otherwise, and whether of a civil, criminal or administrative nature, before any court or administrative or legislative body, including any appeal therefrom, in which he or she may be involved as a party, potential party, non-party witness or otherwise or with which he may be threatened, while as an Indemnified Person or thereafter, by reason of being or having been such an Indemnified Person, except that no Indemnified Person shall be indemnified against any liability to the Trust or its Shareholders to which such Indemnified Person would otherwise be subject by reason of bad faith, willful misconduct, gross negligence or reckless disregard of his duties involved in the conduct of such Indemnified Person’s office (such willful misconduct, bad faith, gross negligence or reckless disregard being referred to herein as “Disabling Conduct”). Expenses, including accountants’ and counsel fees so incurred by any such Indemnified Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust or a Series in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Indemnified Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and either (i) such Indemnified Person provides security for such undertaking, (ii) the Trust is insured against losses arising by reason of such payment, or (iii) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Indemnified Person ultimately will be found entitled to indemnification.

Section 7(A) of the Services Agreement provides that the Registrant will indemnify the Administrator, its affiliates and its and their respective officer, director, employees and representatives for, and will defend and hold each Indemnity harmless from, all losses, costs, damages and expenses (including reasonable legal fees) incurred by the Administrator or such person in any action or proceeding between the Administrator and any third party arising from or in connection with the performance of the Services Agreement imposed on, incurred by, or asserted against the Administrator in connection with or arising out of the following: (i) the Services Agreement, except any loss resulting from the bad faith, willful misfeasance, negligence or reckless disregard of the Administrator, in each case in connection with the services set forth in the Agreement; or (ii) any alleged untrue statement of a material fact contained in any registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant of the Registrant or arising out of or based upon any alleged omission to state a material fact required to be stated in any such document or necessary to make the statements in any such document not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished in writing to the Registrant by the Administrator specifically for use in the Offering Document.

Section 7 of the Distribution Agreement states that the Registrant shall indemnify, defend and hold harmless the Distributor, its affiliates and each of their respective members, managers, directors, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of the Securities Act of 1933 (the “Distributor Indemnitees”) free and harmless from and against any and all losses, claims, demands, liabilities, damages and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages or expenses and any reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant  (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law.  However, the Registrant is not obligated to indemnify any of the Distributor Indemnitees shall not be deemed to cover any losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, Prospectus, annual or interim report, or any such advertising materials or sales literature in reliance upon and in conformity with information relating to the Distributor and furnished to the Registrant or its counsel by the Distributor in writing and acknowledging the purpose of its use. Additionally, the Registrant’s obligation to indemnify, defend and hold free and harmless the Distributor Indemnitees shall not apply to the extent that losses resulted from the Distributor’s willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Distribution Agreement or by reason of its reckless disregard of its obligations under the Distribution Agreement.

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Item 31.	Business and Other Connections of Investment Adviser:

(a)	Mirae Asset Global Investments (USA) LLC, an indirectly majority-owned subsidiary of Mirae Asset Global Investments Co., Ltd., was organized in 2008 for the purpose of providing advisory services to investment companies and other clients. Set forth below is a list of the principal officers and directors of Mirae Asset Global Investments (USA) LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years:

Name	Position with Mirae Asset Global Investments (USA) LLC	Other Substantial Business, Profession, Vocation or Employment
Peter T.C. Lee	Chief Executive Officer and Chief Investment Officer since 2016	Executive Managing Director (Chief Investment Officer), Global Investments Unit, of Mirae Asset Global Investments Co. Ltd. since May 2012.

(b)	Mirae Asset Global Investments (Hong Kong) Limited, a wholly owned subsidiary of Mirae Asset Global Investments Co., Ltd., was organized in 2003 for the purpose of engaging in portfolio management activities primarily for institutional investors and investment trusts. Set forth below is a list of the principal officers and directors of Mirae Asset Global Investments (Hong Kong) Limited, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years:

Name	Position with Mirae Asset Global Investments (Hong Kong) Limited	Other Substantial Business, Profession, Vocation or Employment
Jung Ho Rhee, CFA	Chief Executive Officer Since 2012	Head of Asset Allocation Team at Mirae Asset Global Investments (Hong Kong) Ltd. in 2011; Managing Director of Global Research and Chief Financial Officer of Mirae Asset Securities (Hong Kong) Ltd. from 2009 to 2011.
Byung Ha Kim	Chief Operating Officer since 2017	Co-Chief Investment Officer of Mirae Asset Global Investments (Hong Kong) Ltd. from 2013 to 2017; Senior Portfolio Manager of Mirae Asset Global Investments (Hong Kong) Ltd. from 2005 to 2013; Portfolio Manager & Strategist of Mirae Asset Economic Research Institute from 2004 to 2005; Portfolio Manager/Equity Analyst of Mirae Asset Global Investment Co. Ltd from 1999 to 2004.
Sunny Choi	Chief Compliance Officer since December 2018	None

Item 32.	Principal Underwriters:

(a)	Funds Distributor, LLC, the Registrant’s underwriter, serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

GMO Series Trust

GMO Trust

Mirae Asset Discovery Funds

(b)	The following are the officers and managers of Funds Distributor, LLC, the Registrant’s underwriter. The main business address of Funds Distributor, LLC is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100 Portland, ME 04101	President, Treasurer and Manager	None

C-4

Mark A. Fairbanks	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100 Portland, ME 04101	Secretary	None
Nanette K. Chern	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President and Chief Compliance Officer	None
Jennifer K. DiValerio	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President	None

(c)	Not applicable.

Item 33.	Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules promulgated thereunder, are maintained as follows:

(a)	Mirae Asset Global Investments (USA) LLC, 625 Madison Avenue, 3rd Floor, New York, New York 10022.
(b)	Mirae Asset Global Investments (Hong Kong) Ltd., Level 15, Three Pacific Place, 1 Queen’s Road East, Hong Kong (records relating to its role as sub-manager of Emerging Markets Fund, Asia Fund and Emerging Markets Great Consumer).
(c)	Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219 (records relating to its role as administrator and fund accounting service provider).
(d)	Citibank, 111 Wall Street, New York, New York 10005 (records relating to its role as custodian).
(e)	Funds Distributor, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101 (records relating to its role as principal underwriter).
(f)	FIS Investor Services LLC, 4249 Easton Way, Suite 400, Columbus, Ohio 43219 (records relating to its role as transfer agent).

Item 34.	Management Services:

None.

Item 35.	Undertakings:

None.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of the Post Effective Amendments No. 61 to its Registration Statement on Form N-1A, pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York, on the 17th day of April, 2019.

MIRAE ASSET DISCOVERY FUNDS

By:	/s/ Peter T.C. Lee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Peter T.C. Lee	Trustee and President	April 17, 2019
Peter T.C. Lee	(Principal Executive Officer)

/s/ Joel Engle	Treasurer	April 17, 2019
Joel Engle	(Principal Financial and Accounting Officer)

John F. McNamara*	Trustee
John F. McNamara

Keith M. Schappert*	Trustee
Keith M. Schappert

Enrique R. Arzac*	Trustee
Enrique R. Arzac

* By:	/s/ Ioannis (John) Tzouganatos	April 17, 2019
Ioannis (John) Tzouganatos
as Attorney-In-Fact pursuant to Power of Attorney

Exhibit Index

Exhibit No.	Description

(a)(7)	Amendment to the Certificate of Trust.
(d)(8)	Amendment 8 to the Investment Management Agreement.
(d)(10)	Form of Amendment No. 3 to the Sub-Management Agreement between Mirae Asset Global Investments (USA) LLC (“Mirae Asset USA”) and Mirae Asset Global Investments (Hong Kong) Ltd. (“Mirae Asset Hong Kong”).
(d)(24)	Thirteenth Amendment to Schedule A of Expense Limitation Agreement.
(d)(25)	Fourteenth Amendment to Schedule A of Expense Limitation Agreement.
(e)(6)	Form of Second Amendment to the Distribution Agreement between the Registrant and Funds Distributor, LLC.
(g)(4)	Sixth Revised Appendix A to the Global Custodial Services Agreement between the Registrant and Citibank, N.A.
(h)(8)	Amendment to the Services Agreement between the Registrant and Citi Fund Services Ohio, Inc.
(h)(9)	Amendment to the Services Agreement between the Registrant and Citi Fund Services Ohio, Inc.
(h)(14)	Amendment to the Principal Financial Officer Services Agreement.
(h)(19)	Form of Amendment to Transfer Agency Services Agreement between Registrant and FIS Investor Services LLC.
(i)(9)	Consent of Counsel.
(j)	Consent of Independent Registered Public Accounting Firm.